EXHIBIT NO. 10.1

                           FREMONT GENERAL CORPORATION
                            AND AFFILIATED COMPANIES
                            INVESTMENT INCENTIVE PLAN

                    ORIGINAL EFFECTIVE DATE: FEBRUARY 1, 1986

                   RESTATEMENT EFFECTIVE DATE: JANUARY 1, 2000

                                TABLE OF CONTENTS

                                                                                              PAGE
                                                                                              ----
ARTICLE I             INTRODUCTION .......................................................      1
ARTICLE II            DEFINITIONS ........................................................      2
         2.1      Account or Accounts ....................................................      2
         2.2      Adjustment Factor ......................................................      2
         2.3      Administrator or Plan Administrator ....................................      2
         2.4      Affiliated Company .....................................................      2
         2.5      Beneficiary ............................................................      2
         2.6      Break in Service .......................................................      3
         2.7      Code ...................................................................      4
         2.8      Company ................................................................      4
         2.9      Company Stock ..........................................................      4
         2.10     Compensation ...........................................................      4
         2.11     Contributions ..........................................................      5
         2.12     Disability .............................................................      5
         2.13     Effective Date .........................................................      5
         2.14     Eligible Employees .....................................................      5
         2.15     Employee ...............................................................      6
         2.16     Employer ...............................................................      8
         2.17     Employer Matching Contributions ........................................      8
         2.18     Employment Commencement Date ...........................................      8
         2.19     ERISA ..................................................................      8
         2.20     Highly Compensated Employee ............................................      9
         2.21     Hour of Service ........................................................      9
         2.22     Non-Highly Compensated Employee ........................................     10
         2.23     Normal Retirement Date .................................................     10
         2.24     Participant ............................................................     10
         2.25     Participating Employer .................................................     10
         2.26     Plan ...................................................................     10
         2.27     Plan Year ..............................................................     10
         2.28     Qualified Matching Contributions .......................................     10
         2.29     Qualified Nonelective Contributions ....................................     11
         2.30     Reemployment Commencement Date .........................................     11
         2.31     Regulations ............................................................     11
         2.32     Rollover Contribution ..................................................     11
         2.33     Salary Deferral Contributions ..........................................     11
         2.34     Section 415 Compensation ...............................................     11
         2.35     Severance Date .........................................................     12
         2.36     Spouse or Surviving Spouse .............................................     12
         2.37     Trust ..................................................................     12
         2.38     Trust Fund .............................................................     12
         2.39     Trustee ................................................................     12

         2.40     Valuation Date .........................................................     12
         2.41     Year of Service ........................................................     12
         2.42     Other Definitions ......................................................     13
ARTICLE III           ELIGIBILITY ........................................................     16
         3.1      Participation ..........................................................     16
         3.2      Reemployment ...........................................................     16
         3.3      Change in Employment Status ............................................     16
         3.4      Enrollment of Participants .............................................     16
         3.5      Erroneous Participation ................................................     16
ARTICLE IV            CONTRIBUTIONS ......................................................     17
         4.1      Salary Deferral Contributions ..........................................     17
         4.2      Employer Matching Contributions ........................................     17
         4.3      Qualified Nonelective Contributions ....................................     18
         4.4      Limitations on Contributions ...........................................     18
         4.5      Time and Manner of Payment of Contributions ............................     18
         4.6      Receipt of Assets from Other Plans .....................................     18
ARTICLE V             ACCOUNTS ...........................................................     20
         5.1      Participant's Accounts .................................................     20
         5.2      Allocation of Contributions ............................................     20
         5.3      Allocation of Earnings or Losses .......................................     20
         5.4      Section 415 Limitations ................................................     21
         5.5      Discrimination Testing of Salary Deferral Contributions ................     21
         5.6      Distribution of Excess Salary Deferrals ................................     26
         5.7      Discrimination Testing of Employer Matching Contributions ..............     27
         5.8      Corrective Procedure for Discriminatory Matching Contributions .........     30
ARTICLE VI            VESTING AND DISTRIBUTION OF ACCOUNTS ...............................     33
         6.1      Vested Interest ........................................................     33
         6.2      Forfeitures ............................................................     34
         6.3      Normal Retirement ......................................................     35
         6.4      Death Benefits .........................................................     35
         6.5      Termination of Employment ..............................................     35
         6.6      Commencement of Distribution ...........................................     35
         6.7      Direct Rollovers and Withholding .......................................     37
         6.8      Form of Benefit ........................................................     38
         6.9      Minimum Distribution Requirements ......................................     38
         6.10     Persons Under Incapacity ...............................................     40
         6.11     Location of Participant or Beneficiary Unknown .........................     40
         6.12     Hardship Distribution ..................................................     40
         6.13     Loans ..................................................................     41
         6.14     Withdrawals at Age Fifty-Nine and One-Half (59 1/2) ....................     42

         6.15     Withdrawals from Rollover Accounts .....................................     43
ARTICLE VII           ADMINISTRATION .....................................................     44
         7.1      Powers of the Administrator ............................................     44
         7.2      Plan Committee .........................................................     45
         7.3      Domestic Relations Orders ..............................................     45
ARTICLE VIII          LEAVES OF ABSENCE AND TRANSFERS ....................................     48
         8.1      Military Leave of Absence ..............................................     48
         8.2      Other Leaves of Absence ................................................     48
         8.3      Transfers ..............................................................     48
ARTICLE IX            TRUST PROVISIONS; INVESTMENT OF CONTRIBUTIONS; VALUATION OF ACCOUNTS     50
         9.1      Trust Agreement ........................................................     50
         9.2      Inconsistent Provisions ................................................     50
         9.3      Investment Decision ....................................................     50
         9.4      Directed Investments ...................................................     51
         9.5      Accounts Not Directed ..................................................     51
         9.6      Valuation ..............................................................     51
         9.7      Electronic Media .......................................................     51
ARTICLE X             FEES AND EXPENSES ..................................................     53
ARTICLE XI            AMENDMENT, TERMINATION OR MERGER ...................................     54
         11.1     Amendment ..............................................................     54
         11.2     Termination of Plan ....................................................     54
         11.3     Plan Mergers and Transfer of Assets or Liabilities .....................     55
ARTICLE XII           ADOPTION OF PLAN BY RELATED ENTITIES ...............................     56
         12.1     Adoption of the Plan ...................................................     56
         12.2     Withdrawal .............................................................     56
ARTICLE XIII          CLAIMS PROCEDURE ...................................................     57
         13.1     Right to File Claim ....................................................     57
         13.2     Denial of Claim ........................................................     57
         13.3     Claims Review Procedure ................................................     57
ARTICLE XIV           TOP-HEAVY PROVISIONS ...............................................     59
         14.1     Purpose ................................................................     59
         14.2     Definitions ............................................................     59
         14.3     Minimum Allocation .....................................................     61
         14.4     Vesting Schedule .......................................................     62

ARTICLE XV            MISCELLANEOUS ......................................................     63
         15.1     Legal or Equitable Action ..............................................     63
         15.2     Indemnification ........................................................     63
         15.3     No Enlargement of Plan Rights ..........................................     63
         15.4     No Enlargement of Employment Rights ....................................     63
         15.5     Interpretation .........................................................     63
         15.6     Applicable Law .........................................................     64
         15.7     Non-Alienation of Benefits .............................................     64
         15.8     No Reversion ...........................................................     64
         15.9     Conflict ...............................................................     64
         15.10    Severability ...........................................................     65
         15.11    Conditional Restatement ................................................     65
APPENDIX A            FORM OF BENEFIT DISTRIBUTIONS FOR CERTAIN INDIVIDUALS ..............      1
         A.1      Definitions ............................................................      1
         A.2      Automatic Form of Benefit ..............................................      3
         A.3      Optional Forms of Benefit ..............................................      3
         A.4      Qualified Joint and 50% Survivor Annuity ...............................      4
         A.5      Qualified Preretirement Survivor Annuity ...............................      4
         A.6      Election of Optional Forms of Benefit ..................................      5
         A.7      Special Payment Date ...................................................      7
         A.8      Timing of Death Distribution ...........................................      7
APPENDIX B            MERGER OF PACIFIC COMPENSATION INSURANCE COMPANY [401(k) PLAN] .....      1
         B.1      Transfer of Account Balances ...........................................      1
         B.2      Amount of Account Balance ..............................................      1
         B.3      Investment of Account Balance ..........................................      1
         B.4      Service Credit .........................................................      1
         B.5      Vesting Schedule .......................................................      1
         B.6      Protected Benefits .....................................................      2
         B.7      Beaver Protected Benefits ..............................................      2
         B.8      Spousal Consent ........................................................      2
APPENDIX C            INVESTORS BANCOR ...................................................      1
         C.1      Transfer of Account Balances ...........................................      1
         C.2      Amount of Account Balance ..............................................      1
         C.3      Investment of Account Balance ..........................................      1
         C.4      Service Credit .........................................................      1
         C.5.     Vesting Schedule .......................................................      1
         C.6      No Protected Benefits ..................................................      2

APPENDIX D            CASUALTY INSURANCE COMPANY .........................................      1
         D.1      Transfer of Account Balances ...........................................      1
         D.2      Amount of Account Balance ..............................................      1
         D.3      Investment of Account Balance ..........................................      1
         D.4      Service Credit .........................................................      1
         D.5      Vesting Schedule .......................................................      1
         D.6      Protected Benefits .....................................................      2
         D.7      Normal Retirement Age ..................................................      2
         D.8      After-Tax Contributions ................................................      2
         D.9      Special Withdrawals ....................................................      2
APPENDIX E            INDUSTRIAL INDEMNITY HOLDINGS INC ..................................      1
         E.1      Service Credit .........................................................      1
         E.2      Protected Benefits .....................................................      1
APPENDIX F            UNICARE ............................................................      1
         F.1      Service Credit .........................................................      1
         F.2      Vesting Schedule .......................................................      1
EXHIBIT A             ANNUAL ADDITION LIMITS .............................................      1
         A.1      Definitions ............................................................      1
         A.2      Annual Addition Limitations ............................................      1

                                   ARTICLE I

                                  INTRODUCTION

      Fremont General Corporation maintains the Fremont General Corporation and Affiliated Companies Investment Incentive Plan (the "Plan"), consisting of the following provisions, for the exclusive benefit of Participants and their Beneficiaries and for defraying reasonable administrative expenses of the Plan. The Plan was originally established effective as of February 1, 1986, and has subsequently been amended and restated. Effective as of January 1, 2000, except as otherwise stated herein, the Company further amends and restates this Plan.

      The Plan is intended to be a tax-qualified profit sharing plan and related tax-exempt trust under Code Sections 401(a) and 501(a) and is intended to include a tax-qualified cash or deferred arrangement under Code Section 401(k).

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                                   ARTICLE II

                                   DEFINITIONS

      Wherever used in this Plan, the following terms shall have the meanings indicated below, unless a different meaning is plainly required by the context. The singular shall include the plural, unless the context indicates otherwise. Headings of sections are used for convenience of reference only, and in case of conflict, the text of the Plan, rather than such headings, shall control:

      2.1 ACCOUNT OR ACCOUNTS.

      "Account" or "Accounts" means a Participant's interest in the Trust Fund, consisting of the Participant's Salary Deferral Contributions Account, Employer Matching Contributions Account, Qualified Matching Contributions Account, Qualified Nonelective Contributions Account, Rollover Account, and such other Account(s) as the Administrator shall determine in its sole and absolute discretion.

      2.2 ADJUSTMENT FACTOR.

      "Adjustment Factor" means the cost-of-living adjustment factor prescribed by the Secretary of the Treasury under Code Section 415(d) (and Section 401(a)(17), if applicable), as applied to such items and in such manner as the Secretary of the Treasury shall provide from time to time.

      2.3 ADMINISTRATOR OR PLAN ADMINISTRATOR.

      "Administrator" or "Plan Administrator" means the Company.

      2.4 AFFILIATED COMPANY.

      "Affiliated Company" means an Employer.

      2.5 BENEFICIARY.

      "Beneficiary" means the person or entity who is entitled to receive any benefits payable from the Plan on account of a Participant's death. If the Participant is married, the Beneficiary is the Participant's Surviving Spouse and no written designation is required. However, a Participant may designate a Beneficiary other than the Participant's Spouse; provided, however: (a) the Participant's Spouse consents in writing to such designation and to the form thereof (on a form acceptable to the Administrator); (b) such Beneficiary designation may not be changed without spousal consent; and (c) the Spouse's consent acknowledges the effect of such Beneficiary designation and is witnessed by a notary public. Such spousal consent shall not be required if it is established to the satisfaction of the Administrator that the consent required under the preceding sentence cannot be obtained because there is no Spouse, the Spouse cannot be located, or such other circumstances as the

                                                                EXHIBIT NO. 10.1

Secretary of the Treasury may by Regulations prescribe. A Participant's Beneficiary shall be bound by the terms and conditions of the Plan.

      If there is no valid Beneficiary designation in effect that complies with the foregoing provisions, or if there is no surviving designated Beneficiary, then the Participant's surviving Spouse shall be the Beneficiary. If there is no surviving Spouse, the duly appointed and currently acting personal representative of the Participant's estate (which shall include either the Participant's probate estate or living trust) shall be the Beneficiary. In any case where there is no such personal representative of the Participant's estate duly appointed and acting in that capacity within 90 days after the Participant's death (or such extended period as the Committee determines is reasonably necessary to allow such personal representative to be appointed, but not to exceed 180 days after the Participant's death), then Beneficiary or Beneficiaries shall mean the person or persons who can verify by affidavit or court order to the satisfaction of the Committee that they are legally entitled to receive the benefits specified hereunder.

      Upon the Committee's written receipt of proof of the dissolution of marriage of a Participant, any designation of the Participant's former spouse as a Beneficiary shall be treated as though the Participant's former spouse had predeceased the Participant, unless (i) the Participant executes another Beneficiary designation that complies with this Section and that clearly names such former spouse as a Beneficiary, or (ii) a court order presented to the Committee prior to distribution on behalf of the Participant explicitly requires the Participant to continue to maintain the former spouse as the Beneficiary. In any case in which the Participant's former spouse is treated under the Participant's Beneficiary designation as having predeceased the Participant, no heirs or other beneficiaries of the former spouse shall receive benefits from the Plan as a Beneficiary of the Participant except as provided otherwise in the Participant's Beneficiary designation.

      In the event any amount is payable under the Plan to a minor, payment shall not be made to the minor, but instead shall be paid (i) to that person's then living parent(s) to act as custodian, (ii) if that person's parents are then divorced, and one parent is the sole custodial parent, to such custodial parent, or (iii) if no parent of that person is then living, to the guardian of the estate for the minor, or (iv) if there is no guardian of the estate for the minor, to the guardian of the person for the minor to hold the funds for the minor under the Uniform Transfers or Gifts to Minors Act in effect in the jurisdiction in which the minor resides. If no parent is living and the Committee decides not to select another custodian to hold the funds for the minor, then payment shall be made to the duly appointed and currently acting guardian of the estate for the minor or, if no guardian of the estate for the minor is duly appointed and currently acting within 60 days after the date the amount becomes payable, payment shall be deposited with the court having jurisdiction over the estate of the minor.

      2.6 BREAK IN SERVICE.

      "Break in Service" means:

            (a) A Plan Year during which an Employee does not complete more than 500 Hours of Service. Solely for purposes of determining whether a Break in Service for participation and vesting purposes has occurred in a computation period, an individual who is absent on account

                                                                EXHIBIT NO. 10.1

of maternity or paternity leave (as described below), or on account of an authorized leave of absence as described in Sections 8.1 and 8.2, shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service per day of such absence.

            (b) For purposes of paragraph (a) above, maternity or paternity leave means a period during which an Employee is absent because of (i) the pregnancy of the Employee, (ii) the birth of a child of the Employee, (iii) the placement of a child with the Employee in connection with the Employee's adoption of the child, (iv) the Employee's caring for a child immediately after the birth or placement of the child, or (v) a leave required by the Family Medical Leave Act.

      2.7 CODE.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, and applicable valid Regulations issued thereunder. Reference to a section of the Code includes such section and any comparable section or sections of any future legislation that amends, supplements or supersedes such section.

      2.8 COMPANY.

      "Company" means Fremont General Corporation, and any successor by merger, consolidation or otherwise.

      2.9 COMPANY STOCK.

      "Company Stock" means common or preferred stock of Fremont General Corporation, or any successor by merger consolidation or otherwise, that meets the requirements of "qualifying employer security" under ERISA Section 407(d)(5).

      2.10 COMPENSATION.

            (a) "Compensation" means all of a Participant's Section 415 Compensation, except as follows. First, Compensation shall not include any amounts earned while the person is not an Eligible Employee. Second, Compensation shall not include FICA paid by the Employer with respect to nonqualified deferred compensation or retirement plans, Excess/SRP distributions, amounts realized from the exercise of nonqualified stock options or when restricted stock held by an employee is no longer subject to substantial risk of forfeiture, reimbursements or other expense allowances or payments, cash or non-cash fringe benefits (including without limitation meals, Rideshare payments, fringe car payments, referral awards, parking, recognition awards and nonperformance based bonuses including holiday bonuses, hiring bonuses, retention bonuses and travel incentive bonuses), moving expenses and relocation payments, deferred compensation or welfare benefits.

            (b) The annual Compensation of each Employee taken into account under the Plan shall not exceed One Hundred Sixty Thousand Dollars ($160,000) (as adjusted by the

                                                                EXHIBIT NO. 10.1

Adjustment Factor). The Adjustment Factor in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which Compensation is determined (the "Determination Period") beginning in such calendar year. If a Determination Period consists of fewer than twelve (12) months, the One Hundred Sixty Thousand Dollars ($160,000) annual Compensation limit shall be multiplied by a fraction, the numerator of which is in the number of months in the Determination Period, and the denominator of which is twelve (12). If Compensation for any prior Determination Period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior Determination Period is subject to the annual Compensation limit in effect for that prior Determination Period.

            (c) The determination of the amount of Compensation shall be made by the Participating Employer (or its designee) by which the Employee is employed, in accordance with the records of the Participating Employer, and shall be conclusive.

      2.11 CONTRIBUTIONS.

      "Contributions" means Salary Deferral Contributions, Employer Matching Contributions, Qualified Matching Contributions and Qualified Nonelective Contributions.

      2.12 DISABILITY.

      "Disability" means the inability to engage in any substantial, gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, or such other standard as expressed in Code Section 22(e)(3) or any successor provision. The permanence and degree of such impairment shall be supported by medical evidence.

      2.13 EFFECTIVE DATE.

      "Effective Date" means the effective date of this restatement, January 1, 2000, except as otherwise provided herein; provided, however, that any provision of this Plan required as a result of the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Uruguay Round Agreements Act, the Uniformed Services Employment and Reemployment Rights Act of 1994 or any other applicable legislation, shall be effective as of the date required by such legislation.

      2.14 ELIGIBLE EMPLOYEES.

      "Eligible Employees" mean all Employees of the Company and Participating Employers, except:

            (a) individuals who are classified as temporary Employees by the Employer (Employees who are employed for short-term assignments), provided that a temporary Employee who completes a twelve (12) consecutive month period of employment (measured from the date the temporary Employee completes his or her first Hour of Service or the first day of any subsequent

                                                                EXHIBIT NO. 10.1

Plan Year) during which he is credited with one thousand (1,000) Hours of Service shall become an Eligible Employee on the first day following such twelve
(12) month period of employment.

            (b) Leased Employees, as defined in Section 2.15;

            (c) Employees who are non-resident aliens (within the meaning of Code Section 7701(b)(1)(B)) and who receive no earned income (within the meaning of Code Section 911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3));

            (d) Employees who are covered by a collective bargaining agreement between a union and the Employer or any employers' association under which retirement benefits were the subject of good faith bargaining;

            (e) individuals described in Section 2.15(b);

            (f) individuals who are parties to an agreement that provides that they shall not be eligible to participate in the Plan, whether or not such agreement is upheld upon governmental or judicial review; or

            (g) Employees of an Employer that is not a Participating Employer.

      2.15 EMPLOYEE.

            (a) "Employee" means, subject to subsection (b), any person employed and designated by the Employer as a common law employee of an Employer.

            (b) (i) An individual shall not be an "Employee" if he meets any of the following: (1) the individual was performing services for any Employer under an agreement, contract, or any other arrangement pursuant to which the individual is characterized or classified by the Employer as an independent contractor or consultant (or an employee of an independent contractor or consultant), (2) the individual's payments for services for any Employer have not been initially treated by any Participating Company as subject to wage withholding under the Code and applicable state law, (3) any individual who was not initially classified by an Employer as a common law employee of an Employer,
(4) any individual who was initially classified as a Leased Employee (as defined in subsection (c) below) or (5) any other individual who was leased by an Employer from an entity that is the individual's employer of record, including individuals who are employed pursuant to a written agreement with an agency or other third party for a specific job assignment or project. Notwithstanding subsection (a) above, even if the Company later determines or agrees that the classification or treatment was incorrect and that the individual was or is in fact a common law employee (or the person is subsequently reclassified as a common law employee by a federal, state or local group, organization or agency, or a court), such an individual shall not be an Employee (or Eligible Employee or Participant) either retroactively or prospectively; however, if the Company informs the individual in writing that he is an Employee for purposes of the Plan, he shall be an Employee with respect to service after the date specified in such writing.

                                                                EXHIBIT NO. 10.1

                  (ii) Solely for purposes of the requirements of Code section 414(n)(3) (but only to the extent they relate to this Plan), including counting service for eligibility to participate and vesting, "Employee" shall also mean
(i) any individual described in the preceding paragraph (ii) who is in fact a common law employee and (ii) Leased Employees. Such a person shall not be an Employee for any other purpose, and accordingly such person shall not be an Eligible Employee. Notwithstanding the foregoing, if such Leased Employees constitute less than twenty percent of the Participating Companies' non-highly compensated work force within the meaning of Code section 414(n)(5)(C)(ii), "Employee" shall not include Leased Employees covered by a plan described in Code section 414(n)(5) unless otherwise provided in the Plan.

                  (iii) By way of example, assume a technician is leased from an entity (or hired as an independent contractor) on May 1, 2000. The Company later determines or agrees that the individual has in fact always been a common law employee and reclassifies him as such (including subjecting him to wage withholding) on June 1, 2002; however, he continues as a technician. Solely for purposes of the requirements of Code section 414(n)(3) (but only to the extent they relate to this Plan), including counting service for eligibility to participate and vesting, this individual will be treated as an Employee on and after May 1, 2000. However, the individual shall not be an Employee (or Eligible Employee or Participant) for any other purpose with respect to employment either prior or subsequent to June 1, 2002, even though other technicians of the Company are treated as Employees. The individual shall not become an Employee (or Eligible Employee or Participant) unless and until the Company informs the individual in writing that he is an Employee for purposes of the Plan.

                  (iv) This subsection (b) sets forth a clarification of the intention of the Company regarding participation in the Plan for any Plan Year, including Plan Years prior to the amendment of this definition of "Employee".

            (c) A "Leased Employee" shall mean any person who, pursuant to an agreement between the Employer and any other person ("Leasing Organization"), has performed services for the Employer (or for the Employer and related persons determined in accordance with Code Section 414(n)(6)) ("Recipient Employer") on a substantially full-time basis for a period of at least one (1) year, and such services are performed under the primary direction or control by the Recipient Employer. An individual shall not be considered a Leased Employee of the Recipient Employer if both of the following conditions are met:

                  (i) such individual is covered by a money purchase pension plan providing:

                        (A) a non-integrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Code Section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the individual's gross income under Code Section 125, 402(e)(3), 402(h), 403(b) or 408(p):

                        (B) immediate participation;

                                                                EXHIBIT NO. 10.1

                        (C) full and immediate vesting; and

                  (ii) Leased Employees do not constitute more than twenty percent (20%) of the Recipient Employer's non-highly compensated work force.

            Contributions or benefits provided to a Leased Employee by the Leasing Organization which are attributable to services performed for the Recipient Employer shall be treated as provided by such Recipient Employer.

      2.16 EMPLOYER.

      "Employer" means (a) the Company; (b) any other corporation which is a member of a controlled group of corporations (as defined under Code Section 414(b)) which includes the Company; (c) any trade or business (whether or not incorporated) which is under common control (as defined under Code Section 414(c)) with the Company; (d) any organization (whether or not incorporated) which is a member of an affiliated service group (as defined under Code Section 414(m)) which includes the Company; and (e) any other organization or entity which is required to be aggregated with the Company; pursuant to Code Section 414(o). No entity shall be an Employer prior to, or after, the period it is so affiliated with the Company. For purposes of the calculation of Annual Additions as set forth in Section 5.4, the determination of whether any entity is an Employer shall be made in accordance with Code Section 415(h).

      2.17 EMPLOYER MATCHING CONTRIBUTIONS.

      "Employer Matching Contributions" means Contributions made by an Employer to the Trust on account of Salary Deferral Contributions attributable to the applicable period, but not including any Contribution and/or allocation made to satisfy the minimum allocation requirements of Section 14.3.

      2.18 EMPLOYMENT COMMENCEMENT DATE.

      "Employment Commencement Date" means the date on which an Employee first performs an Hour of Service for the Employer, within the meaning of Department of Labor Regulation Section 2530.200b-2(a).

      2.19 ERISA.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and applicable valid Regulations issued thereunder. Reference to a section of ERISA includes such section and any comparable section or sections of any future legislation that amends, supplements or supersedes such section.

                                                                EXHIBIT NO. 10.1

      2.20 HIGHLY COMPENSATED EMPLOYEE.

            (a) "Highly Compensated Employee" shall, for each Plan Year, mean an Employee in active service who meets any of the following criteria:

                  (i) is, at any time during the current Plan Year or the immediately preceding Plan Year, a five percent (5%) owner (as determined under Code Section 416(i)(1)) of an Employer; or

                  (ii) received aggregate Section 415 Compensation for the immediately preceding Plan Year in excess of Eighty Thousand Dollars ($80,000.00), as adjusted by the Adjustment Factor.

            (b) For purposes of the foregoing definition, the following provisions shall apply:

                  (i) A former Employee shall be treated as a Highly Compensated Employee if:

                        (A) such Employee was a Highly Compensated Employee when such Employee separated from service; or

                        (B) such Employee was a Highly Compensated Employee at any time after attaining age fifty-five (55).

            (c) For purposes of this Section, the Section 415 Compensation of each Employee shall be determined on an aggregate basis as if all Employers were a single employer entity paying such Section 415 Compensation. All other determinations under this Section shall be made in accordance with Code Section 414(q).

      2.21 HOUR OF SERVICE.

      "Hour of Service" means:

            (a) Each hour for which an Employee is directly or indirectly paid, or entitled to payment of wages by an Employer for the performance of duties and for reasons other than the performance of duties; provided that no Hours of Service shall be credited if payment was made or due solely as reimbursement for medical or medically related expenses incurred by the Employee. Hours of Service shall be calculated in accordance with Department of Labor Regulation Sections 2530.200b-2(b) and (c);

            (b) An Employee on a leave of absence pursuant to Section 8.1 or 8.2 shall be credited with Hours of Service equal to the number of regularly-scheduled working hours included in the period of such leave;

            (c) Hours of Service shall, for an Employee, include each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer.

                                                                EXHIBIT NO. 10.1

Such Hours of Service shall be credited for the periods to which the award or agreement pertains rather than the periods in which the award, agreement, or payment is made; provided, however, Hours of Service shall not be credited under this paragraph to the extent such credit would duplicate any hours credited above;

            (d) Hours of Service shall be credited for employment with any Employer; and

            (e) Each Employee shall be credited with Hours of Service on the basis one hundred ninety (190) Hours of Service for each month in which he or she performs at least one (1) Hour of Service.

      2.22 NON-HIGHLY COMPENSATED EMPLOYEE.

      "Non-Highly Compensated Employee" means an Employee who is not a Highly Compensated Employee.

      2.23 NORMAL RETIREMENT DATE.

      "Normal Retirement Date" means, except as may be otherwise specified in one or more of the Appendices, the date on which a Participant attains age sixty-five (65).

      2.24 PARTICIPANT.

      "Participant" means an Employee or former Employee for whom an Account is maintained under the Plan.

      2.25 PARTICIPATING EMPLOYER.

      `Participating Employer" means the Company and any other Affiliated Company that adopts the Plan for the benefit of its Eligible Employees pursuant to Section 12.1.

      2.26 PLAN.

      "Plan" means the Fremont General Corporation and Affiliated Companies Investment Incentive Plan as set forth in this document and in amendments from time to time made hereto.

      2.27 PLAN YEAR.

      "Plan Year" means the twelve (12) consecutive month period beginning each January 1st and ending each December 31st.

      2.28 QUALIFIED MATCHING CONTRIBUTIONS.

      "Qualified Matching Contributions" means Employer Matching Contributions under this Plan or any other plan of the Employer, which may be treated as Salary Deferral Contributions for purposes of the ADP test as provided by the Regulations.

                                                                EXHIBIT NO. 10.1

      2.29 QUALIFIED NONELECTIVE CONTRIBUTIONS.

      "Qualified Nonelective Contributions" means discretionary Contributions under this Plan or any other plan of the Employer described in Section 5.5(b)(i)(D), which may be treated as Salary Deferral Contributions for purposes of the ADP test, or as Employer Matching Contributions for purposes of the ACP test, as provided by the Regulations. Notwithstanding the foregoing, Qualified Nonelective Contributions used in calculating the ADP test may not be used in calculating the ACP test.

      2.30 REEMPLOYMENT COMMENCEMENT DATE

      "Reemployment Commencement Date" means the first date, following a Severance Date, on which an Employee again performs one (1) Hour of Service for the Employer.

      2.31 REGULATIONS.

      "Regulations" means the Income Tax Regulations as prescribed by the Secretary of the Treasury from time to time under the Code or Labor Regulations as prescribed by the Secretary of the Labor from time to time under ERISA, as applicable.

      2.32 ROLLOVER CONTRIBUTION.

      "Rollover Contribution" means a qualified rollover contribution as described in Section 4.6(a).

      2.33 SALARY DEFERRAL CONTRIBUTIONS.

      "Salary Deferral Contributions" means Employer Contributions to the Trust on behalf of Participants who elect to make such contributions as described in
Section 4.1. For purposes of the ACP test, the Employer may take into account and include as Contribution Percentage Amounts, Salary Deferral Contributions under this Plan or any other plan of the Employer, as provided by the Regulations. The amount of Salary Deferral Contributions made under the Plan and taken into account as Contribution Percentage Amounts for purposes of calculating the Average ACP, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be such Salary Deferral Contributions as are needed to meet the ACP test; provided, however, that Salary Deferral Contributions used in calculating the ADP test may not be used in calculating the ACP test.

      2.34 SECTION 415 COMPENSATION.

            (a) "Section 415 Compensation" means all of an Employee's W-2 wages as defined in Code Section 3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code
Section 3401(a)(2)). Section 415 Compensation includes any elective deferrals (as defined in Code Section 402(g)(3)), and any amount contributed or deferred by the

                                                                EXHIBIT NO. 10.1

Employer at the election of the Employee and not includable in the gross income of the Employee by reason of Code Section 125 or 457. Section 415 Compensation does not include any deferrals under a nonqualified deferred compensation plan or supplemental executive retirement plan.

            (b) For purposes of this Section, Compensation for a limitation year is the Compensation defined in subsection (a) actually paid or made available to the Employee during that limitation year.

      2.35 SEVERANCE DATE.

      "Severance Date" means the first to occur of the date on which an Employee terminates employment with the Employer because he or she quits, is discharged, dies or retires. See also Section 6.6(g).

      2.36 SPOUSE OR SURVIVING SPOUSE.

      "Spouse" or "Surviving Spouse" means the spouse or surviving spouse of a Participant; provided, however, that a former spouse shall be treated as the spouse or surviving spouse to the extent provided under a Qualified Domestic Relations Order as described in Section 7.3.

      2.37 TRUST.

      "Trust" means the Trust maintained pursuant to Article IX.

      2.38 TRUST FUND.

      "Trust Fund" means the assets held by the Trustee under the Trust.

      2.39 TRUSTEE.

      "Trustee" means the person(s) or entity named in the Trust Agreement, or any successor or successors thereto, and designated by the Company to act as Trustee of the Trust and to hold the Trust assets in accordance with Article IX.

      2.40 VALUATION DATE.

      "Valuation Date" means the last day of each Plan Year and such other date(s) as the Administrator may designate from time to time.

      2.41 YEAR OF SERVICE.

      "Year of Service" means:

            (a) A Plan Year during which an Employee is credited with one thousand (1,000) Hours of Service.

                                                                EXHIBIT NO. 10.1

            (b) Each year of service completed by a Participant while he or she was an employee of Beaver Insurance Company, Pacific Compensation Insurance Company, Investors Bancor, Casualty Insurance Company, Workers Compensation and Indemnity Company, Industrial Indemnity Holdings, Inc. or its subsidiaries (including but not limited to American All-Risk Group, Inc. and its subsidiaries), Unicare Specialty Services, Inc., and any other entity heretofore or hereafter designated by the Board of Directors of the Company (the "Board") ("Acquired Companies") shall be deemed a Year of Service under this Plan; provided, however, and except with respect to past service credit granted by the Company or the Plan Administrator on other terms prior to the adoption of this restatement, in order to be entitled to past service credit, an Employee must have been employed by such Acquired Company at the time of its acquisition by or merger with and into the Employer.

      2.42 OTHER DEFINITIONS.

      In addition to the definitions contained in this Section, the following terms are defined in the Section listed:

             Section                   Term
             -------                   ----
             2.41(b)                   Acquired Companies

             5.5(d)(i)                 Actual Deferral Percentage ("ADP")

             5.7(c)(i)                 Actual Contribution Percentage ("ACP")

             5.7(c)(ii)                Aggregate Limit

             7.3(d)(i)                 Alternate Payee

             Exhibit A                 Annual Additions

             A.1(a)                    Annuity Contract

             A.1(b)                    Annuity Starting Date

             5.7(c)(iii)               Average ACP

             5.5(d)(ii)                Average ADP

             Appendix B                Beaver Merger Date

             Appendix B                Beaver Plan

             B.7                       Beaver Plan Accounts

             2.43(b)                   Board

             D.5                       Buckeye

             Appendix D                CIC

             7.2                       Committee or Plan Committee

             D.6                       Continental Participants

                                                                EXHIBIT NO. 10.1

             Appendix D                Continental Plan

             D.7                       Continental Plan Normal Retirement Age

             Appendix D                Continental Transfer Date

             5.7(c)(iv)                Contribution Percentage

             5.7(c)(v)                 Contribution Percentage Amounts

             14.2(a)                   Determination Date

             14.2(b)                   Determination Period

             6.7(b)(i)                 Direct Rollover

             6.7(b)(ii)                Distributee

             7.3(d)(ii)                Domestic Relations Order or Order

             5.7(c)(vi)                Eligible Participant

             6.7(b)(iii)               Eligible Retirement Plan

             6.7(b)(iv)                Eligible Rollover Distribution

             5.7(e)(vii)               Employee Contribution

             5.5(d)(iii)               Excess 401(k) Contributions

             5.7(e)(viii)              Excess Matching Contributions

             5.6(a)(ii)                Excess Salary Deferrals

             6.9(e)(i)                 Five Percent Owner

             6.12                      Hardship

             Appendix E                II

             Appendix E                Industrial Plan

             Appendix E                Industrial Transfer Date

             Appendix C                Investors Merger Date

             Appendix C                Investors Plan

             A.1(c)                    Joint and Last Survivor Life Expectancy

             14.2(c)                   Key Employee

             2.15                      Leased Employees

             2.15                      Leasing Organization

             A.1(d)                    Life Expectancy

             2.6(b)                    Maternity and Paternity Leave

             14.2(d)                   Non-Key Employee

                                                                EXHIBIT NO. 10.1

             Appendix B                Pacific Merger Date

             B. 6                      Pacific Participants

             Appendix B                Pacific Plan

             14.2(e)                   Permissive Aggregation Group

             7.2                       Plan Committee or Committee

             5.4(g)(x)                 Projected Annual Benefit

             B.6, C.6, D.6, E.6,
                   F.6                 Protected Benefits

             7.3(d)(iii)               Qualified Domestic Relations Order

             A.1(e)                    Qualified Joint and 50% Survivor Annuity

             A.1(f)                    Qualified Joint and 100% Survivor Annuity

             A.1(g)                    Qualified Preretirement Survivor Annuity

             2.15                      Recipient Employer

             14.2(f)                   Required Aggregation Group

             6.9(e)(ii)                Required Beginning Date

             5.6(a)(i)                 Salary Deferrals

             7.3(c)(i)                 Segregated Amounts

             A.1(j)                    Straight Life Annuity

             2.14(a)                   Temporary Employees

             A.1(k)                    Term Certain Annuity

             14.2(g)                   Top-Heavy Plan

             14.2(h)                   Top-Heavy Ratio

             14.2(i)                   Valuation Date

             Appendix D                WCIC

             Appendix F                Wellpoint Plans

             Appendix F                Wellpoint Transfer Date

                                                                EXHIBIT NO. 10.1

                                   ARTICLE III

                                   ELIGIBILITY

      3.1 PARTICIPATION.

      Each Eligible Employee shall become a Participant in the Plan as soon as administratively feasible following his or her Employment Commencement Date or the date he becomes an Eligible Employee, if later.

      3.2 REEMPLOYMENT.

      If an Eligible Employee terminates employment with the Employer and is thereafter reemployed by the Company or a Participating Employer, then the Employee shall become a Participant in the Plan as of his or her Reemployment Commencement Date or the date he becomes an Eligible Employee, if later.

      3.3 CHANGE IN EMPLOYMENT STATUS.

      If a Participant subsequently ceases to be an Eligible Employee, then such Employee shall become a Participant again upon becoming an Eligible Employee once more. If, however, an Employee who is not, and never has been, an Eligible Employee becomes an Eligible Employee, then such Employee shall become a Participant in the Plan as soon as administratively feasible following the date on which the Participant becomes an Eligible Employee.

      3.4 ENROLLMENT OF PARTICIPANTS. EACH ELIGIBLE EMPLOYEE SHALL COMPLY WITH SUCH ENROLLMENT PROCEDURES AS THE ADMINISTRATOR MAY PRESCRIBE FROM TIME TO TIME AND SHALL MAKE AVAILABLE TO THE ADMINISTRATOR AND THE TRUSTEE ANY INFORMATION THEY MAY REQUEST. BY VIRTUE OF HIS OR HER PARTICIPATION IN THE PLAN, AN ELIGIBLE EMPLOYEE AGREES, ON HIS OR HER BEHALF AND ON BEHALF OF ALL INDIVIDUALS WHO MAY MAKE ANY CLAIM ARISING OUT OF, RELATING TO, OR RESULTING FROM THAT ELIGIBLE EMPLOYEE'S PARTICIPATION IN THE PLAN, TO BE BOUND BY ALL PROVISIONS OF THE PLAN, THE TRUST AGREEMENT AND OTHER RELATED AGREEMENTS.

      3.5 ERRONEOUS PARTICIPATION

      If any contributions are erroneously made on behalf of an individual who is not entitled to such contributions, then such erroneously made contributions shall be forfeited and: first, returned to the Participating Employer in accordance with Section 15.8, to the extent such contribution is made as a result of a mistake of fact; second, used to pay administrative expenses of the Plan for the Plan Year in which the error is discovered; third, used to offset the Employer's obligation to make contributions, if any, for the Plan Year in which the error occurs and fourth, used to allocate as contributions, if any, for the Plan Year in which the error occurs.

                                                                EXHIBIT NO. 10.1

                                   ARTICLE IV

                                  CONTRIBUTIONS

      4.1 SALARY DEFERRAL CONTRIBUTIONS.

            (a) Subject to the limitations of Sections 5.4 and 5.5, each Participant who is an Eligible Employee may elect, in accordance with the procedures established from time to time by the Administrator, to have a portion of his or her Compensation from each payroll period contributed to his or her Salary Deferral Contributions Account. The Participant's election shall specify the amount of his or her Compensation to be contributed (expressed as a whole percentage), which amount shall not be more than fifteen percent (15%) of the Participant's Compensation for the Plan Year; provided, however, in no event shall the dollar amount contributed on behalf of such Participant for any calendar year exceed the limit prescribed under Code Section 402(g)(1) and (5) and the Regulations thereunder. A Participant may elect to increase, decrease or discontinue Salary Deferral Contributions by filing a new election in such a manner and time as the Administrator shall specify.

            (b) For purposes of the Plan, and with respect to Salary Deferral Contributions made on behalf of any Participant, such Salary Deferral Contributions shall be allocated to the Participant's Salary Deferral Contributions Account as of a given date within the Plan Year and shall relate to Compensation that would have been received by the Participant in the Plan Year but for the Participant's election to defer such Compensation.

      4.2 EMPLOYER MATCHING CONTRIBUTIONS.

            (a) Each Participating Employer may, subject to the provisions of paragraphs (b) and (c) below, make Employer Matching Contributions to the Trust Fund for each Plan Year. Employer Matching Contributions shall be made in such amount and in such form (i.e., cash or Company Stock, or a combination thereof) as prescribed by the Board. Such amount shall be reduced by forfeitures to the extent set forth in Section 6.2(c).

            (b) Employer Matching Contributions which would otherwise be made on behalf of a Participant may be reduced to the extent necessary to comply with the limitations of Sections 4.4, 5.4, 5.5 and 5.7. Any amount that cannot be contributed to the Trust because of these limitations shall be retained by the Employer, and the Employer shall have no obligation to contribute such amount to the Trust.

            (c) The Administrator may, in its sole and absolute discretion, elect to treat all or a portion of Employer Matching Contributions for a Plan Year as Qualified Matching Contributions for purposes of the ADP test.

            (d) For all purposes under the Plan, Employer Matching Contributions or Qualified Matching Contributions shall be subject to the distribution limitations of Article VI.

                                                                EXHIBIT NO. 10.1

Amounts allocated to a Participant's Qualified Matching Contributions Account shall not be eligible for hardship distribution under Section 6.12.

            (e) The Employer Matching Contributions shall be allocated to all Participants, pro rata, based on the Salary Deferral Contributions (not to exceed six percent of the Participant's Compensation) made by the Participant for that Plan Year.

      4.3 QUALIFIED NONELECTIVE CONTRIBUTIONS.

            (a) The Employer may, with respect to a Plan Year, make and allocate Qualified Nonelective Contributions in accordance with Section 5.5(b)(i)(D).

            (b) No Participant shall have any right to inquire into the amount of the Qualified Nonelective Contributions or the method used in determining the amount of the Qualified Nonelective Contributions.

            (c) For all purposes of the Plan, Qualified Nonelective Contributions shall be subject to the distribution limitations of Article VI. Amounts allocated to a Participant's Qualified Nonelective Contributions Account shall not be eligible for hardship distribution under Section 6.12.

      4.4 LIMITATIONS ON CONTRIBUTIONS.

      Contributions for any Plan Year shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code Section 404.

      4.5 TIME AND MANNER OF PAYMENT OF CONTRIBUTIONS.

      Contributions shall be paid to the Trustee from time to time as determined by the Administrator in its sole and absolute discretion, subject to the timing requirements of applicable law. Contributions may be accepted from the Company's deferred compensation plans to the extent provided therein.

      4.6 RECEIPT OF ASSETS FROM OTHER PLANS.

            (a) The Trustee may, with the consent of the Administrator, in its sole and absolute discretion, accept a Rollover Contribution of assets previously held under a tax-qualified plan for the benefit of an Employee or a group of Employees. The assets may be (i) received from the Employee in the form of an indirect rollover in accordance with Code Section 402(c) or 408(d)(3); or
(ii) transferred in the form of a Direct Rollover (as defined in Section 6.7) from another tax-qualified plan. Such amounts shall be held in a Rollover Account.

            (b) The Trustee may, with the consent of the Administrator, in its sole and absolute discretion, receive a transfer of assets previously held under a tax-qualified plan for the benefit of an Employee or a group of Employees. Such assets shall be received directly from the trustee of a tax-qualified plan under Code Section 401(a) and related tax-exempt trust under Code

                                                                EXHIBIT NO. 10.1

Section 501(a). Such amounts shall be held in the Account in this Plan most closely corresponding to the account of the other plan. Amounts attributable to elective contributions (as defined in Regulation Section 1.401(k)-1(g)(3)), including amounts treated as elective contributions which are transferred from another tax-qualified plan in a plan-to-plan transfer (but not a rollover), shall be subject to the distribution limitations provided for in Regulation
Section 1.401(k)-1(d).

            (c) The Administrator shall be fully protected in relying on data, representations, or other information provided by the Employee or by the trustee or custodian of a tax-qualified plan or individual retirement account that transfers assets to it for the purpose of determining that the requirements of paragraph (a) or (b) above have been satisfied.

            (d) The Trustee shall also accept any assets from the Company's Employee Stock Ownership Plan ("ESOP") that a Participant elects to transfer to this Plan pursuant to the ESOP. Such amounts shall be held in the Rollover Account.

                                                                EXHIBIT NO. 10.1

                                    ARTICLE V

                                    ACCOUNTS

      5.1 PARTICIPANT'S ACCOUNTS.

      For each Participant, a separate Account shall be maintained for each of the following, and for the earnings and expenses attributable thereto:

            (a) Salary Deferral Contributions. A Participant's Salary Deferral Contributions Account shall be credited with all amounts, if any, attributable to Salary Deferral Contributions pursuant to Section 4.1.

            (b) Employer Matching Contributions. A Participant's Employer Matching Contributions Account shall be credited with all amounts, if any, attributable to Employer Matching Contributions pursuant to Section 4.2.

            (c) Qualified Matching Contributions. A Participant's Qualified Matching Contributions Account shall be credited with all amounts, if any, attributable to Qualified Matching Contributions pursuant to Section 4.2.

            (d) Qualified Nonelective Contributions. A Participant's Qualified Nonelective Contributions Account shall be credited with all amounts, if any, attributable to Qualified Nonelective Contributions pursuant to Section 4.3.

            (e) Rollover Contributions. A Participant's Rollover Account shall be credited with all amounts transferred to the Plan pursuant to Section 4.6(a) or (d).

            (f) Other Accounts. Such other Account or Accounts as the Administrator shall deem necessary or appropriate.

      5.2 ALLOCATION OF CONTRIBUTIONS.

      As of each Valuation Date, the Administrator shall allocate to the Accounts of each Participant the Contributions made on his or her behalf, and, if applicable, the rolled over or transferred amounts, since the preceding Valuation Date.

      5.3 ALLOCATION OF EARNINGS OR LOSSES.

            (a) As of each Valuation Date, the Trustee shall determine the net fair market value of all assets of the Trust Fund, and the Trustee shall then report such value to the Administrator. The Administrator shall adjust each
Account: first, to reflect any allocations made to, or any distributions or withdrawals made from, such Account since the immediately preceding Valuation Date, to the extent not previously credited or charged thereto, and second, to reflect the earnings allocable to each Account in accordance with paragraph (b) below. If an allocation of

                                                                EXHIBIT NO. 10.1

Contributions is to be made to the Accounts as of the same Valuation Date, then the adjustments required under this Section shall be made prior to such allocation.

            (b) The Administrator shall maintain a separate record of all earnings of the Trust Fund attributable to each Participant's Account. For purposes of this Section, the earnings of the Trust Fund shall include any unrealized increase or decrease in the fair market value of the assets of the Trust Fund as determined by the Trustee under the terms of the Trust. Each Participant's Account shall be credited or charged with the earnings attributable to the investments in such Account over the relevant period as of each Valuation Date. Such allocations shall be on the general basis of Account balances on the preceding Valuation Date, as adjusted pursuant to (a) above. Instead of the foregoing, the Administrator may implement a unit accounting methodology.

            (c) The procedures in this Section 5.3 shall be applied separately to each investment fund in the Trust.

      5.4 SECTION 415 LIMITATIONS.

      Notwithstanding anything else contained herein, the Annual Additions, to all the Accounts of a Participant shall not exceed the lesser of $30,000 (adjusted pursuant to the Adjustment Factor) or 25% of the Participant's Section 415 Compensation from the Company and all Employers during the Plan Year. This
Section 5.4 shall be construed and interpreted in accordance with the provisions of Exhibit A attached hereto.

      5.5 DISCRIMINATION TESTING OF SALARY DEFERRAL CONTRIBUTIONS.

            (a) ADP. The anti-discrimination requirements of Code Section 401(k)(3) provide that in each Plan Year one of the following ADP tests must be met:

                  (i) the Average ADP for Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the prior Plan Year's Average ADP for Eligible Employees who were Non-Highly Compensated Employees for the prior Plan Year multiplied by one and twenty-five one-hundredths (1.25); or

                  (ii) the Average ADP for Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the prior Plan Year's Average ADP for Eligible Employees who were Non-Highly Compensated Employees for the prior Plan Year multiplied by two (2), provided that the ADP for Eligible Employees who are Highly Compensated Employees does not exceed the Average ADP for Eligible Employees who were Non-Highly Compensated Employees for the prior Plan Year by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

      The Committee will estimate, as soon as practical before the close of the Plan Year and at such other times as the Committee in its discretion determines, the extent, if any, to which Salary Deferral treatment under Section 401(k) of the Code may not be available to any Participant or class

                                                                EXHIBIT NO. 10.1

of Participants. In accordance with any such estimate, the Committee may modify the limits, or set initial or interim limits, for Salary Deferral Contributions relating to any Participant or class of Participants. These rules may include provisions authorizing the suspension or reduction of Salary Deferral Contributions above a specified dollar amount or percentage of Compensation.

            (b) Corrective Procedure.

                  (i) Correction of Excess 401(k) Contributions. The Administrator shall, in its sole and absolute discretion, take any and all steps it deems necessary or appropriate to ensure compliance with the limitations of paragraph (a) above, including, without limitation, one or any combination of the following:

                        (A) restricting the amount of Salary Deferral Contributions by Highly Compensated Employees;

                        (B) pursuant to subsection (v) below, distributing Excess 401(k) Contributions to the Highly Compensated Employees who made such Contributions; and/or

                        (C) subject to the Regulations, treating Employer Matching Contributions as Qualified Matching Contributions; and/or

                        (D) The Company, in its discretion, may make a contribution to the Plan, which will be allocated as a fixed dollar amount among the Accounts of some or all non-Highly Compensated Employees (as determined by the Company) who have met the requirements to participate. Such contributions shall be fully (100%) vested at all times, and shall be subject to the withdrawal restrictions which are applicable to Salary Deferral Contributions. Such contributions shall be considered Qualified Non-Elective Contributions.

                  (ii) Calculation of Excess 401(k) Contributions. The amount of Excess 401(k) Contributions for Highly Compensated Employees for a Plan Year shall be calculated by the following method, under which the ADP of the Highly Compensated Employee with the highest ADP is reduced to the extent required to enable the Plan to satisfy the ADP test or to cause such Highly Compensated Employee's ADP to equal the ADP of the Highly Compensated Employee with the next highest ADP.

                        (A) The Salary Deferral Contributions of the Highly Compensated Employee with the highest ADP shall be reduced; such reduction shall continue, as necessary, until such Employee's ADP equals that (those) of the Highly Compensated Employee(s) with the second highest ADP(s).

                        (B) Following the application of the preceding paragraph
(A), if it is still necessary to reduce Highly Compensated Employees' Salary Deferral Contributions, the contributions of (or allocations on behalf of, if applicable) Highly Compensated Employees with the highest and second highest ADPs shall be reduced, as necessary, until such Employees' ADP equals that of the Highly Compensated Employee(s) with the third highest ADP.

                                                                EXHIBIT NO. 10.1

                        (C) Following the application of paragraph (B), if it is still necessary to reduce Highly Compensated Employees' Salary Deferral Contributions, the procedure, the beginning of which is described in paragraphs
(A) and (B), shall continue until no further reductions are necessary.

                        (D) Amounts determined pursuant to paragraphs (A) through (C) above shall be combined. The resulting sum shall be the Excess 401(k) Contributions, and the portion of the total to be allocated to each affected Highly Compensated Employee shall be determined pursuant to paragraph
(iii) below.

                  (iii) Allocation of Excess 401(k) Contributions. The amount of Excess 401(k) Contributions to be allocated to a Highly Compensated Employee for a Plan Year shall be determined by the following method:

                        (A) The Salary Deferral Contributions of the Highly Compensated Employee(s) with the highest dollar amounts of Salary Deferral Contributions shall be reduced, as necessary, until either such Employee's dollar amount of Salary Deferral Contributions equals that of the Highly Compensated Employee(s) with the next highest dollar amount of Salary Deferral Contributions, or until no unallocated Excess 401(k) Contributions remain.

                        (B) Following the application of the preceding paragraph
(A), if unallocated Excess 401(k) Contributions remain, Salary Deferral Contributions of the Highly Compensated Employees with the highest and second highest dollar amount of Salary Deferral Contributions shall be reduced as necessary, until either such Employees' dollar amount of Salary Deferral Contributions equal those of the Highly Compensated Employee(s) with the third highest dollar amount of Salary Deferral Contributions, or until no unallocated Excess 401(k) Contributions remain.

                        (C) Following the application of the preceding paragraph
(B), if unallocated Excess 401(k) Contributions remain, the procedure, the beginning of which is described in paragraphs (A) and (B), shall continue until no further reductions are necessary.

                        (D) Excess 401(k) Contributions in an amount equal to the reduction of Salary Deferral Contributions determined in paragraphs (A) through (C) above with respect to a Highly Compensated Employee shall be allocated to that Highly Compensated Employee and, as determined by the Administrator, distributed pursuant to paragraph (v) below.

                  (iv) Character of Excess 401(k) Contributions. The Excess 401(k) Contributions of a Highly Compensated Employee shall be deemed to consist of Contributions and allocations as determined according to the following order:

                        (A) First, the Employee's Excess 401(k) Contributions shall be deemed to consist of Salary Deferral Contributions if any, which exceed the highest rate or amount at which Salary Deferral Contributions are matched; provided, however, such Contributions shall be offset by any Excess Salary Deferrals distributable to the Employee pursuant to Section 5.6.

                                                                EXHIBIT NO. 10.1

                        (B) Second, the Employee's Excess 401(k) Contributions shall be deemed to consist of (1) any Salary Deferral Contributions and (2) any Employer Matching Contributions and Qualified Matching Contributions, each in proportion to the Employee's total Salary Deferral Contributions, Employer Matching Contributions, and Qualified Matching Contributions for the Plan Year; provided, however, any Salary Deferral Contributions characterized as Excess 401(k) Contributions by this paragraph (B) shall be offset by any Excess Salary Deferrals distributable to the Employee pursuant to Section 5.6 and not taken into account under paragraph (b)(iii)(A) above.

                        (C) Third, the Employee's Excess 401(k) Contributions shall be deemed to consist of any allocations of Qualified Nonelective Contributions.

                  (v) Distribution of Excess 401(k) Contributions. If, pursuant to paragraph (b)(i)(B) above, the Administrator elects to distribute Excess 401(k) Contributions, which shall then be treated as Annual Additions (increased by attributable gains and decreased by attributable losses) to Highly Compensated Employees, the Administrator shall make such distributions in accordance with the following timing restrictions:

                        (A) on or before the date which falls two and one-half (2 1/2) months after the last day of the Plan Year for which such Excess 401(k) Contributions were made, to avoid liability for the Federal excise tax, (currently, equal to ten percent (10%) of the undistributed Excess 401(k) Contributions) and state excise tax, if applicable, which will be imposed on Excess 401(k) Contributions distributed after such date;

                        (B) in the event of a complete termination of the Plan during the Plan Year in which there are Excess 401(k) Contributions, such distributions shall be made and as soon as administratively feasible after the date of termination of the Plan, but in no event later than the close of the twelve (12)-month period immediately following such termination; and

                        (C) in any event, such Excess 401(k) Contributions shall be distributed before the last day of the Plan Year next following the Plan Year for which such Excess 401(k) Contributions were made.

                  (vi) Adjustment for Earnings. After the Administrator has determined the aggregate amount and character of Excess 401(k) Contributions to be distributed to a given Highly Compensated Employee, that amount shall be adjusted for earnings (that is, increased to reflect any attributable gains and/or decreased to reflect any attributable losses). Excess 401(k) Contributions shall be adjusted for any earnings up to the end of the Plan Year in which made. The earnings allocable to Excess 401(k) Contributions shall be calculated by the Administrator using any reasonable method for computing the earnings allocable to Excess 401(k) Contributions; provided, however, that the method shall not violate Code Section 401(a)(4), shall be used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Administrator for allocating earnings to Participants' Accounts.

            (c) Special Rules.

                                                                EXHIBIT NO. 10.1

                  (i) Computation of Section 415 Compensation. For purposes of this Section, a Participant's Section 415 Compensation for the entire Plan Year shall be included, whether or not he or she made Salary Deferral Contributions for the entire Plan Year.

                  (ii) Coordination with Distribution of Excess Salary Deferrals. After calculation of an amount to be distributed to a Participant pursuant to the procedures discussed in paragraphs (b)(iii) and (iv) above, if the Participant in question has also made Excess Salary Deferrals during the calendar year ended within or coincident with the Plan Year, the amount actually distributed to that Participant shall be adjusted to take into account such Excess Salary Deferrals pursuant to Section 5.6 and any relevant Regulations.

                  (iii) Aggregation of Plans. For purposes of determining whether a plan satisfies the ADP test in paragraph (a) of this Section, all elective contributions that are made under two or more plans that are aggregated for purposes of Code Section 401(a)(4) or 410(b) (other than Code Section 410(b)(2)(A)(ii)) shall be treated as made under a single plan. If two or more plans are permissively aggregated for purposes of Code Section 401(k), the aggregated plans shall also satisfy Code Sections 401(a)(4) and 410(b) as though they were a single plan. For Plan Years beginning after December 31, 1989, two or more plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same plan year.

                  (iv) The Committee will not be liable to any Participant (or his Beneficiary, if applicable) for any losses caused by inaccurately estimating or calculating the amount of any Participant's excess Salary Deferral Contributions and earnings attributable thereto.

            (d) Definitions.

                  (i) Actual Deferral Percentage ("ADP"). "Actual Deferral Percentage" or "ADP" means:

                        (A) with respect to each Eligible Employee, a percentage, calculated as the sum of the amount of (1) Salary Deferral Contributions, (2) Qualified Matching Contributions, and (3) Qualified Nonelective Contributions, made on behalf of such Eligible Employee for the Plan Year (and allocated for purposes of the ADP test), divided by such Employee's Compensation for that Plan Year. If an Eligible Employee makes no Salary Deferral Contributions, and no Qualified Matching or Qualified Nonelective Contributions are taken into account with respect to the Employee, then the ADP of the Employee shall be zero (0);

                        (B) the ADP for any Eligible Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to have Salary Deferral Contributions (and Qualified Nonelective or Qualified Matching Contributions, or both, if treated as Salary Deferral Contributions for purposes of the ADP test), allocated to his or her Accounts under two or more arrangements described in Code Section 401(k), that are maintained by the Employer, shall be determined as if such Salary Deferral Contributions (and, if applicable, such Qualified Nonelective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements

                                                                EXHIBIT NO. 10.1

that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated pursuant to Regulations under Code Section 401(k); and

                        (C) for purposes of computing ADPs, an Employee who would be a Participant but for the failure to make Salary Deferral Contributions shall be treated as a Participant on whose behalf no Salary Deferral Contributions are made.

                  (ii) Average ADP. "Average ADP" means the average (expressed as a percentage) of the ADPs for all Eligible Employees in the relevant group.

                  (iii) Excess 401(k) Contributions. "Excess 401(k) Contributions" means with respect to any Plan Year, the excess of (A) the aggregate amount of Employer Contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over (B) the maximum amount of such Contributions permitted by the ADP test. Excess 401(k) Contributions shall be treated as Annual Additions under the Plan for the Plan Year that such Contributions were allocated to the affected Participant's Account.

      5.6 DISTRIBUTION OF EXCESS SALARY DEFERRALS.

            (a) Timing of Distribution and Definitions. A Participant may assign to this Plan any Excess Salary Deferrals made during a taxable year of the Participant by notifying the Administrator in writing of the amount of the Excess Salary Deferrals to be assigned to the Plan on or before March 1 of the year following the Participant's taxable year in which the Excess Salary Deferrals were made. A Participant is deemed to notify the Administrator of any Excess Salary Deferral Contributions that arise by taking into account only those Salary Deferral Contributions made to this Plan and any other plans of the Employer. Notwithstanding any other provision of the Plan, Excess Salary Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose account Excess Salary Deferrals were assigned for the preceding taxable year and who claims in accordance with this paragraph (a) Excess Salary Deferrals for such taxable year.

                  (i) "Salary Deferrals" shall, for purposes of this Section, mean any Employer Contributions made to the Plan at the election of the Participant, in lieu of cash compensation, and shall include Contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Salary Deferral shall be the sum of all Employer Contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in Code Section 401(k), any simplified employee pension cash or deferred arrangement as described in Code Section 402(h)(1)(B), any eligible deferred compensation plan under Code Section 457, any plan as described under Code
Section 501(c)(18), and any Employer Contributions made on the behalf of a Participant for the purchase of an annuity contract under Code Section 403(b) pursuant to a salary reduction agreement. Salary Deferrals shall not include any deferrals properly distributed as excess Annual Additions.

                                                                EXHIBIT NO. 10.1

                  (ii) "Excess Salary Deferrals" shall, for purposes of this Section, mean those Salary Deferrals that are includable in a Participant's gross income under Code Section 402(g) to the extent such Participant's Salary Deferrals for a taxable year exceed the dollar limitation under such Code Section. For purposes of Section 5.4, Excess Salary Deferrals shall be treated as Annual Additions under the Plan.

            (b) Determination of Earnings. Excess Salary Deferrals shall be adjusted for any earnings through the end of the taxable year of the Participant for which such Excess Salary Deferrals were made. Furthermore, the earnings allocable to Excess Salary Deferrals shall be calculated by the Administrator using any reasonable method for computing earnings allocable to Excess Salary Deferrals, provided that the method shall not violate Code Section 401(a)(4), shall be used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and shall be used by the Administrator for allocating earnings to Participants' Accounts.

      5.7 DISCRIMINATION TESTING OF EMPLOYER MATCHING CONTRIBUTIONS.

            (a) Except as provided in paragraph (b) below, for each Plan Year, Participant's allocations of Employer Matching Contributions for that Plan Year shall satisfy one of the following tests:

                  (i) The Average ACP for Eligible Employees who are Highly Compensated Employees for such Plan Year shall not exceed the prior Plan Year's Average ACP for Eligible Employees who were Non-Highly Compensated Employees for the prior Plan Year multiplied by one and twenty-five one-hundredths (1.25); or

                  (ii) The Average ACP for Eligible Employees who are Highly Compensated Employees for such Plan Year shall not exceed the prior Plan Year's Average ACP for Eligible Employees who were Non-Highly Compensated Employees for the prior Plan Year multiplied by two (2); provided, however, that the Average ACP for Eligible Employees who are Highly Compensated Employees does not exceed the Average ACP for Eligible Employees who were Non-Highly Compensated Employees for the prior Plan Year by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

      The Committee will estimate, as soon as practical before the close of the Plan Year and at such other times as the Committee in its discretion determines, the extent, if any, to which the foregoing tests may not be met. In accordance with any such estimate, the Committee may modify the limits, or set initial or interim limits, for Employer Matching Contributions relating to any Participant or class of Participants. These rules may include provisions authorizing the suspension or reduction above a specified dollar amount or percentage of Compensation.

            (b) Special Rules.

                  (i) Multiple Use. If one or more Highly Compensated Employee(s) participate in both a cash or deferred arrangement and a plan subject to the ACP test maintained by

                                                                EXHIBIT NO. 10.1

the Employer and the sum of the Average ADP and Average ACP of such Highly Compensated Employee(s) subject to either or both tests exceed(s) the Aggregate Limit, then the Average ACP of such Highly Compensated Employee(s) who also participate(s) in a cash or deferred arrangement shall be reduced in the manner described in Subsection 5.5(b) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amount is reduced shall be treated as an Excess Matching Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet ADP and ACP tests and are deemed to be the maximum permitted under such tests for the Plan Year. Multiple use does not occur if either the Average ADP or Average ACP of the Highly Compensated Employees does not exceed one and twenty-five hundredths (1.25) multiplied by the Average ADP and Average ACP of the Non-Highly Compensated Employees.

                  (ii) For purposes of this Section, the Contribution Percentage for any Participant who is eligible to have Contribution Percentage Amounts allocated to his or her account under two or more plans described in Code
Section 401(a), or arrangements described in Code Section 401(k) that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated pursuant to Regulations under Code Section 401(m).

                  (iii) For purposes of the ACP test, the Employer may take into account and include as Contribution Percentage Amounts, Salary Deferral Contributions under this Plan or any other plan of the Employer, as provided by the Regulations. The amount of Salary Deferral Contributions made under the Plan and taken into account as Contribution Percentage Amounts for the purposes of calculating the Average ACP, subject to such other requirements as may be described by the Secretary of the Treasury, shall be such Salary Deferral Contributions as are needed to meet the ACP test; provided, however, that Salary Deferral Contributions used in calculating the ADP test may not be used in calculating the ACP test.

                  (iv) In the event that this Plan satisfies the requirements of Code Section 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of any such Code Sections only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. Any adjustments to the Non-Highly Compensated Employee Average ACP for the prior Plan Year shall be made in accordance with Internal Revenue Service Notice 98-1 and any subsequent binding guidance or legislation. Plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same Plan Year.

                  (v) For purposes of determining the ACP test, Employee contributions are considered to have been made in the Plan Year in which contributed to the Trust. Employer Matching Contributions and Qualified Nonelective Contributions are considered made for a Plan

                                                                EXHIBIT NO. 10.1

Year if made no later than the end of the twelve (12)-month period beginning on the day after the close of the Plan Year.

                  (vi) The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

                  (vii) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

            (c) Definitions.

                  (i) Actual Contribution Percentage ("ACP"). "Actual Contribution Percentage" or "ACP" means:

                        (A) with respect to each Eligible Employee, a percentage, calculated as the sum of the amount of (1) Employer Matching Contributions, but not Qualified Matching Contributions taken into account for the ADP test; and (2) Qualified Nonelective Contributions, made on behalf of such Eligible Employee for the Plan Year (and allocated for purposes of the ACP test), divided by such Employee's Compensation for that Plan Year.

                        (B) if (1) an Eligible Employee makes no Salary Deferral Contributions, and as a result, no Employer Matching Contributions are made on behalf of such Eligible Employee for the Plan Year; and (2) no Qualified Nonelective Contributions are taken into account with respect to the Employee, then the ACP of the Employee shall be zero (0).

                  (ii) Aggregate Limit. "Aggregate Limit" means the sum of (A) one hundred twenty-five percent (125%) of the greater of the Average ADP of the Non-Highly Compensated Employees for the prior Plan Year or the Average ACP of Non-Highly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the prior Plan Year of the cash or deferred arrangement, and (B) the lesser of two hundred percent (200%) or two
(2) plus the lesser of such Average ADP or Average ACP. "Lesser" is substituted for "greater" in "(A)", above, and "greater" is substituted for "lesser" after "two (2) plus the" in "(B)" if it would result in a larger Aggregate Limit.

                  (iii) Average ACP. "Average ACP" means the average of the ACPs of the Eligible Participants in a group.

                  (iv) Contribution Percentage. "Contribution Percentage" means the ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Compensation for the Plan Year.

                  (v) Contribution Percentage Amounts. "Contribution Percentage Amounts" means the sum of the Employer Matching Contributions and Qualified Matching

                                                                EXHIBIT NO. 10.1

Contributions (to the extent not taken into account for purposes of the ADP test) made under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall not include Employer Matching Contributions that are forfeited either to correct Excess Matching Contributions or because the Contributions to which they relate are Excess Salary Deferral Contributions, Excess 401(k) Contributions or Excess Matching Contributions. The Employer may elect to include Qualified Nonelective Contributions in the Contribution Percentage Amounts. The Employer may also elect to include Salary Deferral Contributions in the Contribution Percentage Amounts as long as such Salary Deferral Contributions are not necessary to meet the ADP test either prior to or following the exclusion of those Salary Deferral Contributions that are used to meet the ACP test.

                  (vi) Eligible Participant. "Eligible Participant" means any Employee who is eligible to make an Employee contribution, or any Elective Deferral (if the Employer takes such Contributions into account in the calculation of the Contribution Percentage), or to receive Employer Matching Contributions (including forfeitures) or Qualified Matching Contributions. If an Employee contribution is required as a condition of participation in the Plan, any Employee who would be a Participant in the Plan if such Employee made such a contribution shall be treated as an eligible Participant on behalf of whom no Employee contributions are made.

                  (vii) Employee Contribution. "Employee Contribution" means any contribution made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

                  (viii) Excess Matching Contributions. "Excess Matching Contributions" means with respect to any Plan Year, the excess of (A) the aggregate amount of Employer Contributions actually taken into account in computing the Average ACP of Highly Compensated Employees for such Plan Year, over (B) the maximum amount of such Contributions permitted by the ACP test.

      5.8 CORRECTIVE PROCEDURE FOR DISCRIMINATORY MATCHING CONTRIBUTIONS.

            (a) The Administrator shall have the power, in its sole discretion, to take any and all steps it deems necessary or appropriate to ensure compliance with those limitations, including, without limitation:

                  (i) pursuant to paragraph (c) below, distributing vested Excess Matching Contributions to Highly Compensated Employees who received such allocations;

                  (ii) treating as amounts to be reallocated pursuant to paragraph (d) below, the portion of Excess Matching Contributions which consist of unvested allocations of Employer Matching Contributions to the Employer Matching Contributions Accounts of Highly Compensated Employees; and

                                                                EXHIBIT NO. 10.1

                  (iii) limiting the amount of Employer Matching Contributions allocated to the Employer Matching Contributions Accounts of Highly Compensated Employees.

            (b) Notwithstanding any other provisions in this Plan, if, pursuant to paragraph (a)(i) or (ii) above, the Administrator elects to distribute or reallocate Excess Matching Contributions (adjusted for earnings), the Administrator shall take such action(s) (i) on or before the date which falls two and one-half (2 1/2) months after the last day of the Plan Year for which such Excess Matching Contributions were made, if the Employer wishes to avoid liability for the Federal excise tax (currently, equal to ten percent (10%) of undistributed and unreallocated Excess Matching Contributions) and state excise tax, if applicable, which will be imposed on Excess Matching Contributions distributed or reallocated after such date, and (ii) in any event, before the last day of the Plan Year next following the Plan Year for which such Contributions were made.

            (c) Determination of Amount of Excess Matching Contributions. The amount of Excess Matching Contributions for Highly Compensated Employees for a Plan Year shall be determined by the following method, to enable the Plan to satisfy the ACP test:

                  (i) The allocations of Employer Matching Contributions of the Highly Compensated Employee with the highest Contribution Percentage shall be reduced, as necessary, until such Employee's Contribution Percentage equals those of the Highly Compensated Employee(s) with the second highest Contribution Percentage(s).

                  (ii) Following the application of paragraph (i), if it is still necessary to reduce Highly Compensated Employees' allocations of Employer Matching Contributions, then the Contributions of Highly Compensated Employees with the highest and second highest Contribution Percentages shall be reduced, as necessary, until each affected Employee's Contribution Percentage equals that (those) of the Highly Compensated Employee(s) with the third highest Contribution Percentage(s).

                  (iii) Following the application of paragraph (ii), if it is still necessary to reduce Highly Compensated Employees' allocations of Employer Matching Contributions, then the procedure, the beginning of which is described in paragraphs (i) and (ii), shall continue until no further reductions are necessary.

                  (iv) Amounts determined pursuant to paragraphs (i) through
(iii) shall be combined. The resulting sum shall be the Excess Matching Contributions, and the portion of the total to be allocated to each affected Highly Compensated Employee shall be determined pursuant to paragraph (d) below.

            (d) Allocation of Excess Matching Contributions. The amount of Excess Matching Contributions to be allocated to a Highly Compensated Employee for a Plan Year shall be determined by the following method to enable the Plan to satisfy the ACP test:

                  (i) The allocations of Employer Matching Contributions of the Highly Compensated Employee(s) with the highest dollar amount of Employer Matching Contributions

                                                                EXHIBIT NO. 10.1

shall be reduced, as necessary, until either such Employee's dollar amount of Employer Matching Contributions equals those of the Highly Compensated Employee(s) with the second highest dollar amount of Employer Matching Contributions or until no unallocated Excess Matching Contributions remain.

                  (ii) Following the application of paragraph (i), if unallocated Excess Matching Contributions remain, Employer Matching Contributions of Highly Compensated Employees with the highest and second highest dollar amount of Employer Matching Contributions shall be reduced, as necessary, until either each affected Employee's dollar amount of Employer Matching Contributions equals that (those) of the Highly Compensated Employee(s) with the third highest dollar amount of Employer Matching Contributions, or until no unallocated Excess Matching Contributions remain.

                  (iii) Following the application of paragraph (ii), if unallocated Excess Matching Contributions remain, the procedure, the beginning of which is outlined in paragraphs (i) and (ii), shall continue until no further reductions are necessary.

                  (iv) Excess Matching Contributions in an amount equal to the reductions of Employer Matching Contributions determined in paragraphs (i) through (iii) above with respect to a Highly Compensated Employee shall be allocated to that Highly Compensated Employee and, as determined by the Administrator, distributed pursuant to paragraph (e) below.

            (e) Distribution of Excess Matching Contributions. After the procedure outlined in paragraph (d) is completed, all amounts of Excess Matching Contributions shall be distributed to the respective Highly Compensated Employees to whose Accounts the Excess Matching Contributions were made.

            (f) Adjustment for Earnings. After the Administrator has determined the aggregate amount and character, of Excess Matching Contributions to be distributed to a given Highly Compensated Employee, the amount to be distributed shall be adjusted to reflect earnings. The earnings to be distributed shall be calculated by the Administrator using any reasonable method for computing earnings allocable to Excess Matching Contributions; provided, however, that the method shall not violate Code Section 401(a)(4), shall be used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and shall be used by the Administrator for allocating earnings to Participants' Accounts.

            (g) Special Rule. Any amount distributed to a Highly Compensated Employee pursuant to this Section shall not be subject to any of the consent rules for Participants and Spouses contained in Article VI or any Appendix. Similarly, any such distribution shall not make the Employee liable for the Federal taxes applicable to early withdrawals under Code Section 72(t) or excess distributions under Code Section 4981A.

            (h) The Committee will not be liable to any Participant (or his Beneficiary, if applicable) for any losses caused by inaccurately estimating or calculating the amount of any Participant's excess Employer Matching Contributions and earnings attributable thereto.

                                                                EXHIBIT NO. 10.1

                                   ARTICLE VI

                      VESTING AND DISTRIBUTION OF ACCOUNTS

      6.1 VESTED INTEREST.

            (a) A Participant's interest in his or her Salary Deferral Contributions Account, Qualified Matching Contributions Account, Qualified Nonelective Contributions Account and Rollover Account under this Plan shall be at all times fully vested and nonforfeitable. A Participant's interest in his or her Employer Matching Contributions Account shall be fully vested and nonforfeitable at the Participant's Normal Retirement Date (if he is an Employee at that time), on the death or Disability (in either case, if he is an Employee at that time), upon termination of the Plan, and otherwise only to the following extent:

                  (i) Except as specified in one or more of the Appendices, if a Participant's initial date of hire with the Company is prior to February 1, 1986, the Participant's interest in his or her Matching Contributions Account shall be 100% vested at all times.

                  (ii) Except as specified in one or more of the Appendices, if a Participant's initial date of hire with the Company is after January 31, 1986 and before December 1, 1988 or the Participant is an Employee at any time on or after January 1, 2001, the Participant's interest in his or her Matching Contributions Account shall be subject to the following vesting Schedule:

                         Years of Service                      Vested Percentage
                         ----------------                      -----------------
                         Less than 1 year                               0%
                         1 year but less than 2 years                  20%
                         2 years but less than 3 years                 40%
                         3 years but less than 4 years                 60%
                         4 years but less than 5 years                 80%
                         5 years or more                              100%

                  (iii) Except as specified in one or more of the Appendices, if a Participant's initial date of hire with the Company is after November 30, 1988 and the Participant is not an Employee at any time on or after January 1, 2001, the Participant's interest in his or her Matching Contributions Account shall be subject to the following vesting Schedule:

                         Years of Service                      Vested Percentage
                         ----------------                      -----------------
                         Less than 1 year                               0%
                         1 year but less than 2 years                  10%
                         2 years but less than 3 years                 20%
                         3 years but less than 4 years                 30%
                         4 years but less than 5 years                 40%
                         5 years but less than 6 years                 60%
                         6 years but less than 7 years                 80%
                         7 years or more                              100%

                                                                EXHIBIT NO. 10.1

            (b) Except as provided in Section 6.2, in the case of an Employee who has a Break in Service, both the pre-break and post-break Years of Service will count in vesting both the pre-break and post-break Employer derived Account balance.

            (c) If the Plan is amended in any way that directly or indirectly reduces a Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to a Top-Heavy vesting schedule, each Participant
(i) who has completed three (3) Years of Service with the Employer and (ii) whose Account(s) would have vested more rapidly prior to the amendment, may irrevocably elect during the election period to have the nonforfeitable percentage of his or her Accounts calculated without regard to such amendment. For purposes of this Section, the election period shall begin the date the amendment is adopted, and shall end on the date sixty (60) days after the later of (i) the date the amendment is adopted, (ii) the date the amendment becomes effective, or (iii) the date the Participant is issued written notice of the amendment by the Employer or the Administrator.

      6.2 FORFEITURES.

            (a) Following the Participant's Severance Date, the nonvested portion of the Participant's Account balance shall be treated as a forfeiture as of the date on which the distribution occurs. For purposes of this Section, if the value of a Participant's vested Account balance is zero (0), then the Participant shall be deemed to have received a distribution of such vested Account balance.

            (b) If a Participant receives a distribution in accordance with the requirements of Section 6.6 and then resumes employment with the Company or a Participating Employer, then the Participant's Employer Matching Contributions Account balance shall be restored to the amount on the date of distribution; provided, however, the Participant repays to the Plan the full amount of the distribution before the earlier of five (5) years after the Participant's Reemployment Commencement Date, or the date the Participant incurs five (5) consecutive one (1)-year Breaks in Service following the date of the distribution. If a Participant is deemed to receive a distribution of zero dollars pursuant to paragraph (a) above, and the Participant resumes employment covered under this Plan before the date the Participant incurs five (5) consecutive one (1)-year Breaks in Service, then, upon the Participant's Reemployment Commencement Date, the Account balance of the Participant shall be restored to the amount on the date of such deemed distribution.

            (c) Any amounts forfeited pursuant to this Section, Section 5.4 or
Section 5.8 shall be applied first, to restore accounts pursuant to paragraph
(b) above, second to reduce the Employer's Employer Matching Contributions, and third, to pay administrative expenses under the Plan.

      6.3 NORMAL RETIREMENT.

      A Participant may retire as of any day on or after his or her Normal Retirement Date. In such event, the Participant's Accounts shall be distributed in accordance with Sections 6.6 through 6.8 or, if applicable, the Appendices.

                                                                EXHIBIT NO. 10.1

      6.4 DEATH BENEFITS.

      If a Participant or former Participant dies before the entire vested balance of his or her Accounts has been distributed (whether or not the Participant has elected to commence benefits), then the vested balance in his or her Accounts shall be paid to the Participant's Beneficiary in accordance with Sections 6.6 through 6.8 or, if applicable, the Appendices.

      6.5 TERMINATION OF EMPLOYMENT.

      Following a Participant's Severance Date for reasons other than retirement on or after his or her Normal Retirement Date or death, the vested balance of the Participant's Accounts shall be distributed in accordance with Sections 6.6 through 6.8 or, if applicable, the Appendices.

      6.6 COMMENCEMENT OF DISTRIBUTION.

            (a) Subject to Sections 6.7 through 6.9 below and any applicable Appendices, following a Participant's Severance Date, the vested portion of the Participant's Accounts shall be distributed at a date designated by the Administrator, which designation (except as provided below) shall be determined in accordance with the Administrator's customary procedures.

            (b) Effective for distributions made on or after March 22, 1999, if the Participant's vested Account balance does not exceed Five Thousand Dollars ($5,000) at the time of the distribution, then the Participant shall receive a lump sum distribution of the entire vested portion of such Account balance and the nonvested portion shall be treated as a forfeiture.

            (c) Effective for distributions made on or after March 22, 1999, if the Participant's vested Account balance exceeds Five Thousand Dollars ($5,000) at the time of distribution, then the Participant, (or if the Participant is deceased, the Participant's Spouse if the Spouse is the Beneficiary) must consent prior to the distribution being made.

                  (i) Such consent shall be in writing (or pursuant to electronic media as set forth in Section 9.7) and must be made within the ninety (90)-day period ending on the distribution. If the Participant or, if applicable, the Participant's Spouse, does not consent to the distribution, the Participant's vested Account balance shall be held in the Trust Fund until the date the Participant (or Spouse, if applicable) later consents, the Required Beginning Date or the death of the Participant (if there is a non-spousal Beneficiary).

                  (ii) If a Participant's consent to a distribution is required hereunder, then at least thirty (30) days and not more than ninety (90) days prior to the distribution the Administrator shall provide the Participant (or, if applicable, the Participant's Spouse) with a notice of the right to elect immediate distribution or the right to defer distribution until the Participant's Normal Retirement Date. However, if a distribution is one for which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than thirty (30) days after the notice required under Regulation Section 1.411(a)-11(c) is given, provided that: (1) the Administrator clearly informs the Participant that the Participant has a right to

                                                                EXHIBIT NO. 10.1

      a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and (2) the Participant, after receiving the notice, affirmatively elects a distribution and waives the thirty (30)-day period by written notice.

                  (iii) No consent is required to distribute a death benefit to a non-spousal Beneficiary. If the Participant dies before distribution has commenced and there is a non-spousal beneficiary, such benefits shall be distributed upon such Beneficiary's election, but not later than the date set forth in Section 6.9(a)(iii).

            (d) Unless the Participant elects otherwise by providing the Administrator with an executed written notice specifying the Participant's benefit under the Plan and the commencement date for distribution of the Participant's Accounts, then distributions to a Participant shall commence no later than sixty (60) days following the close of the Plan Year in which occurs the latest of:

                  (i) the date the Participant attains his or her Normal Retirement Date;

                  (ii) the tenth (10th) anniversary of the date on which the Participant first commences participation in the Plan; or

                  (iii) the Participant's Severance Date.

      Notwithstanding the foregoing, the failure of a Participant (and, where applicable, the Participant's Spouse) to consent to a distribution while a benefit is immediately distributable within the meaning of this Section, shall be deemed to be an election to defer commencement of payment of any benefit.

            (e) Notwithstanding the foregoing, neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Code Section 401(a)(9) or 415. In addition, upon termination of this Plan, to the extent the Plan does not offer an annuity option (purchased from a commercial provider) and if the Employer or any entity within the same controlled group as the Employer does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)), then the Participant's Account balance shall, without the Participant's consent, be distributed to the Participant. However, if any entity within the same controlled group as the Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)), then the Participant's Account balance shall be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.

            (f) Notwithstanding anything to the contrary herein, the balance in each Participant's Accounts shall begin to be distributed not later than the Participant's Required Beginning Date regardless of whether the Participant has consented to such a distribution.

                                                                EXHIBIT NO. 10.1

            (g) Notwithstanding any provision of the Plan to the contrary, no distribution to a Participant shall be permitted in connection with a termination of employment if Section 401(k) of the Code prohibits a distribution of Salary Deferral Contributions. See also Section 8.3. In addition, no distribution shall be made to a Participant in connection with a termination of employment due to some type of corporate transaction if the Participant's Accounts are transferred to a tax-qualified plan of the acquiring entity. If a distribution is prohibited by either of the foregoing rules, the Participant shall not be treated as having a Severance Date.

      6.7 DIRECT ROLLOVERS AND WITHHOLDING.

            (a) General Rule. If the Distributee of any Eligible Rollover Distribution elects to have the Eligible Rollover Distribution paid directly to an Eligible Retirement Plan, and specifies the Eligible Retirement Plan to which the Eligible Rollover Distribution is to be paid, then the Eligible Rollover Distribution will be paid to that Eligible Retirement Plan in a Direct Rollover.

            (b) Definitions.

                  (i) Direct Rollover. "Direct Rollover" means an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan for the benefit of a Distributee.

                  (ii) Distributee. "Distributee" means an Employee, Surviving Spouse of a deceased Employee, or a Spouse entitled to payment under a Qualified Domestic Relations Order.

                  (iii) Eligible Retirement Plan. "Eligible Retirement Plan" means:

                        (A) with respect to any Distributee, an individual retirement account described in Code Section 408(a) or an individual retirement annuity (other than an endowment contract) described in Code Section 408(b); or

                        (B) in addition to paragraph (A) and solely with respect to a Distributee who is an Employee or a Spouse or former Spouse of an Employee who is a Participant, or a Spouse entitled to payment under a Qualified Domestic Relations Order, a qualified trust described in Code Section 401(a) or an annuity plan described in Code Section 403(a).

                  (iv) Eligible Rollover Distribution. "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution shall not include: (A) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; (B) any distribution to the extent such distribution is required under Code Section 401(a)(9); (C) any distribution made on account of hardship as specified in Section 6.12; and (D) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

                                                                EXHIBIT NO. 10.1

            (c) Withholding. If a Participant does not elect to have an Eligible Rollover Distribution transferred directly to an Eligible Retirement Plan, or in the case of any distribution which is not an Eligible Rollover Distribution, the Trustee shall deduct the required withholding.

      6.8 FORM OF BENEFIT.

      Unless otherwise specified in one or more of the Appendices, benefits shall be paid to the Participant or the Participant's Beneficiary in the form of a single lump sum. Except as provided in the Appendices attached hereto, distributions shall be in the form of cash and, to the extent the Participant's Account is invested in Company Stock at the time of distribution, whole shares of Company Stock, with any fractional shares distributed in the form of cash. However, the Participant may elect an all cash distribution, in which case the Company Stock in his Account shall be sold and the net proceeds shall be distributed in cash.

      6.9 MINIMUM DISTRIBUTION REQUIREMENTS.

            (a) General Rules.

                  (i) Subject to any applicable Appendices, the requirements of this Section shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provision of this Plan.

                  (ii) All distributions required under this Section shall be determined and made in accordance with the proposed Regulations under Code
Section 401(a)(9), including the minimum distribution incidental benefit requirement of proposed Regulation Section 1.401(a)(9)-2.

                  (iii) If the Participant dies before distribution of his or her interest begins and the Beneficiary is not the spouse of the Participant, distribution of the Participant's entire interest shall be completed by December 31st of the calendar year containing the fifth (5th) anniversary of the Participant's death. If the Beneficiary is the Participant's spouse, then subsection (b) shall apply.

            (b) Required Beginning Date. The entire interest of a Participant shall be distributed no later than the Participant's Required Beginning Date regardless of whether the Participant specified a contrary commencement date.

            (c) Distributions. Required distributions shall be made in a single-sum.

            (d) Definitions.

                  (i) Five Percent Owner. "Five Percent Owner" means a Participant who, for purposes of this Section, is a five percent owner as defined in Code Section 416(i) (determined in accordance with Code Section 416 but without regard to whether the Plan is Top-Heavy) at any time during the Plan Year ending with or within the calendar year in which such Participant attains age sixty-six and one-half (66 1/2) or any subsequent Plan Year.

                                                                EXHIBIT NO. 10.1

                  (ii) Required Beginning Date. "Required Beginning Date" means:

                        (A) for Five Percent Owners. The first day of April following the later of:

                              (1) the calendar year in which the Participant
attains age seventy and one-half (70 1/2), or

                              (2) the earlier of the calendar year with or
within which ends the Plan Year in which the Participant becomes a Five Percent Owner, or the calendar year in which the Participant's Severance Date occurs.

                        Once begun, distributions to a Five Percent Owner under this Section must continue to be distributed, even if the Participant ceases to be a Five Percent Owner in a subsequent year.

                        (B) for Non-Five Percent Owners.

                              (1) Participants who are not Five Percent Owners,
but who attain age seventy and one-half (70 1/2) prior to January 1, 1996. The first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2).

                              (2) Participants who are not Five Percent Owners
and who attain age seventy and one-half (70 1/2) between January 1, 1996 and December 31, 1998. The first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2); provided, however, that an Employee whose Severance Date has not occurred may irrevocably elect, in writing, to defer distribution until that Employee's Severance Date.

                              (3) Participants who are not Five Percent Owners
and who attain age seventy and one-half (70 1/2) after December 31, 1998. The first day of April of the calendar year following the calendar year in which the later of attainment of age seventy and one-half (70 1/2) or the Participant's Severance Date occurs.

      6.10 PERSONS UNDER INCAPACITY.

      In the event any amount is payable under the Plan to a person for whom a conservator has been legally appointed, the payment shall be distributed to the duly appointed and currently acting conservator, without any duty on the part of the Committee to supervise or inquire into the application of any funds so paid. Payment to the legal conservator shall fully discharge the Trustee, Administrator and Plan from further liability on account thereof. See also the definition of Beneficiary regarding payment to minors.

                                                                EXHIBIT NO. 10.1

      6.11 LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN.

      If a Participant or Beneficiary who is entitled to a distribution cannot be located and the Administrator has made reasonable efforts to locate the Participant or Beneficiary, then the Participant's or Beneficiary's interest shall be forfeited and used: first, to restore any amounts previously forfeited under this Section; second, to pay administrative expenses of the Plan for the Plan Year in which the forfeiture occurs; and third, to offset the Employer's obligation to make Employer Matching Contributions for the Plan Year in which the forfeiture occurs. If the Participant or Beneficiary makes a written claim for the Account(s) subsequent to the forfeiture, then the Employer shall cause the Account(s) to be reinstated from forfeitures.

      6.12 HARDSHIP DISTRIBUTION.

            (a) Upon hardship of a Participant, the Trustee shall, at the direction of the Administrator, make a distribution from the Participant's Salary Deferral Contributions Account (not including earnings). A Participant shall be entitled to a hardship distribution only if the distribution is both
(i) made on account of an immediate and heavy financial need of the Participant (as defined in paragraph (b)), and (ii) is necessary to satisfy such financial need (as defined in paragraph (c)). The Participant shall furnish the Administrator with satisfactory proof that the hardship distribution meets the requirements of paragraphs (b) and (c).

            (b) An immediate and heavy financial need shall be deemed to include any one or more of the following:

                  (i) expenses incurred or necessary for medical care described in Code Section 213(d) for the Participant, his or her Spouse, or any dependents of the Participant (as defined in Code Section 152);

                  (ii) costs (excluding mortgage payments) relating to the purchase of a principal residence for the Participant;

                  (iii) payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, his or her Spouse, children, or dependents; or

                  (iv) the need to prevent the eviction of the Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence.

            In no event may the hardship distribution exceed the amount necessary to satisfy the financial obligations resulting from the hardship, plus any Federal, state or local income taxes and penalties reasonably anticipated to result from such hardship distribution.

            (c) A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Participant if the Administrator relies on the Participant's representation that the need cannot be relieved:

                                                                EXHIBIT NO. 10.1

                  (i) through reimbursement or compensation by insurance or otherwise;

                  (ii) by reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself increase the amount of the need;

                  (iii) by cessation of Salary Deferral Contributions under the Plan; or

                  (iv) by other distributions or loans from the Plan or any other tax-qualified retirement plan, or by borrowing from commercial sources on reasonable commercial terms, to the extent such amounts would not themselves increase the amount of the need.

            (d) If required in accordance with one or more of the Appendices, a Participant shall obtain the consent of his or her Spouse, if any, to receive a hardship distribution. Spousal consent shall be obtained no earlier than the beginning of the ninety (90)-day period that ends on the date on which the hardship distribution is to be made. The consent must be in writing, acknowledge the effect of the distribution, and be witnessed by a Plan representative or notary public.

      6.13 LOANS.

            (a) The Administrator may authorize a loan or loans to currently employed Participants, or parties in interest (as defined in ERISA Section 3(14)) who are Participants or Beneficiaries, provided that:

                  (i) such loans are available to all such Participants and Beneficiaries on a reasonably equivalent basis;

                  (ii) such loans are not made available to Highly Compensated Employees, officers or shareholders in an amount greater than the amount made available to other Employees;

                  (iii) such loans bear a reasonable rate of interest;

                  (iv) such loans are adequately secured; and

                  (v) a Participant's or Beneficiary's aggregate outstanding loans shall not exceed the lesser of fifty percent (50%) of the present value of the Participant's or Beneficiary's vested Account balances or the maximum permitted by Section 72(p) of the Code.

            (b) If required in accordance with one or more of the Appendices to the Plan, a Participant shall obtain the consent of his or her Spouse, if any, to use of the Account balance as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the ninety (90) day period that ends on the date on which the loan is to be so secured. The consent must be in writing, acknowledge the effect of the loan, and be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting Spouse or any subsequent Spouse with respect to that loan. A new consent shall be required if the Account balance is used for renegotiation, extension, renewal, or other revision of the loan.

                                                                EXHIBIT NO. 10.1

            (c) In the event of default, foreclosure on the note and attachment of security shall not occur until a distributable event occurs in the Plan.

            (d) Notwithstanding any other provision of this Plan, the portion of the Participant's vested Account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Account balance payable at the time of distribution, but only if the reduction is used as repayment of the loan. If less than one hundred percent (100%) of the Participant's vested Account balance (determined without regard to the preceding sentence) is payable to the Surviving Spouse, then the Account balance shall be adjusted by first reducing the vested Account balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the Surviving Spouse.

            (e) All such loans shall be available without regard to any individual's race, color, religion, sex, age or national origin. All such loans shall further be subject to ERISA, the Code, the regulations and rulings under ERISA and the Code, and to such terms and conditions not inconsistent therewith (and subject to this Section) as determined by the Administrator.

            (f) The Administrator shall adopt written policies and guidelines which establish and detail the terms of Plan loans hereunder, and which shall be deemed a part of this Plan. Such policies and guidelines may be amended by the Administrator from time to time, in its sole and absolute discretion and in accordance with its customary procedures.

      6.14 WITHDRAWALS AT AGE FIFTY-NINE AND ONE-HALF (59 1/2).

            (a) A Participant may withdraw all or a part of the vested portion of his or her Accounts at any time subsequent to attainment of age fifty-nine and one-half (59 1/2), provided, however, that if required in accordance with one or more of the Appendices, the Participant shall obtain the consent of his or her Spouse, if any, for amounts withdrawn from the vested portion of the Participant's Account. If required, Spousal consent shall be obtained no earlier than the beginning of the ninety (90) day period that ends on the date on which the withdrawal is to be made. The consent must be made in writing, acknowledge the effect of the withdrawal, and be witnessed by a Plan representative or notary public.

            (b) If a Participant receives a distribution under this Section from his or her partially vested Employer Matching Contributions Account, at any relevant time following the distribution, the Participant's vested interest in his or her Employer Matching Contributions Account shall be calculated in accordance with the following formula: X = P (AB + D) - D.

                  For purposes of this formula, "P" is the Participant's current vesting percentage at the relevant time, "AB" is the value of the Participant's Employer Matching Contributions Account at the relevant time, and "D" is the amount of the distribution.

                                                                EXHIBIT NO. 10.1

      6.15 WITHDRAWALS FROM ROLLOVER ACCOUNTS.

      A Participant may withdraw all or a part of his or her Rollover Account.

                                                                EXHIBIT NO. 10.1

                                  ARTICLE VII

                                 ADMINISTRATION

      7.1 POWERS OF THE ADMINISTRATOR.

            (a) The Administrator shall file all reports and distribute to Participants and Beneficiaries reports and other information required under ERISA.

            (b) In addition to the powers of the Administrator specified elsewhere in the Plan, the Administrator shall be responsible for the general administration and interpretation of the Plan and for carrying out its provisions and shall have such powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following powers and duties:

                  (i) full and complete discretionary authority to construe and interpret the terms of the Plan, make factual determinations, and to determine eligibility and the amount, manner and time of payment of any benefits hereunder;

                  (ii) to monitor the Plan's compliance with the limitations of Sections 5.4, 5.5 and 5.7 throughout the Plan Year. The Administrator shall maintain such records as it deems necessary to demonstrate compliance with these Sections;

                  (iii) to prescribe procedures to be followed by Employees in filing applications for benefits;

                  (iv) to make a determination as to the right of any person to a benefit and to afford any person dissatisfied with such determination the right to a hearing;

                  (v) to request and receive from Employees such information as necessary for the proper administration of the Plan, including but not limited to, such information as the Administrator may reasonably require to determine each Participant's eligibility to participate in the Plan and the benefits payable to each Participant upon his or her death, retirement, disability or termination of employment;

                  (vi) to prepare and distribute, in such manner as it determines to be appropriate, explanations of the terms and conditions of the Plan; and

                  (vii) to direct the Trustee as to the method in which, and persons to whom, Plan assets shall be distributed.

            (c) The Administrator shall have sole and absolute discretion to construe and interpret the terms and provisions of this Plan and any issue arising out of, relating to, or resulting from the administration and operation of the Plan and to make factual determinations, which interpretation, construction or determination shall be final and binding on all parties, including, but

                                                                EXHIBIT NO. 10.1

not limited to, the Employer and any Participant or Beneficiary or their successors and assigns, except as otherwise required by law. When making a determination or calculation, the Administrator shall be entitled to rely upon information furnished by the Employer or anyone acting on behalf of the Employer.

            (d) The Administrator shall have the power to (i) establish a funding and investment policy; (ii) select additional or alternative investment funds or vehicles; (iii) receive and review reports on the financial condition of the Trust Fund and statements of the receipts and disbursements of the Trust Fund from the Trustee; and (iv) appoint or employ one or more Investment Managers (as defined in ERISA Section 3(38)) to manage all or any part of the assets of the Plan for which the Administrator has investment discretion.

      7.2 PLAN COMMITTEE.

      (a) The Administrator has established a committee (the "Committee") to discharge the duties of the Administrator under the Plan. An individual may be a member of the Committee regardless of whether such individual is or may be a Participant in the Plan. The Administrator or its delegate may, in its sole and absolute discretion, change the composition of the Committee (including, without limitation, the number of members of the Committee) from time to time. The Committee and each of its members shall be indemnified by the Employer to the extent set forth in Section 15.2.

      (b) The Committee is authorized at the expense of the Company to employ such legal counsel as it may deem advisable to assist in the performance of its duties hereunder. Expenses and fees in connection with the administration of the Plan and the Trust shall be paid from the Trust assets to the fullest extent permitted by law, unless the Company determines otherwise. The Committee shall have the authority to delegate any authority and duty hereunder to such other person or persons as determined by the Committee, and each reference hereunder to the Committee includes such delegates. Formal action by the Committee is not required to accomplish such delegation.

      7.3 DOMESTIC RELATIONS ORDERS.

            (a) Notification. Upon receipt of a Domestic Relations Order, the Administrator shall promptly notify the affected Participant and each Alternate Payee of the receipt of such order and the procedures established by the Administrator for determining whether such Order satisfies the requirements for recognition as a Qualified Domestic Relations Order. Such notice shall also advise each Alternate Payee of his or her right to designate a representative to receive communications from the Administrator concerning the disposition of the Domestic Relations Order. Within a reasonable time after providing such notification, the Administrator shall, pursuant to such procedures, determine whether or not the Order is a Qualified Domestic Relations Order and shall notify the Participant and each Alternate Payee (or his or her representative) of such determination.

                                                                EXHIBIT NO. 10.1

            (b) Procedures. The Administrator shall establish reasonable procedures for determining the qualified status of Domestic Relations Orders and for effecting distributions pursuant to all such Orders which are determined to be Qualified Domestic Relations Orders.

            (c) Payment.

                  (i) During the period in which the qualified status of a Domestic Relations Order is pending, the Administrator shall defer the payment of all Plan benefits affecting the Participant which are in dispute and shall separately account for all amounts which would otherwise be payable to the Alternate Payee (the "Segregated Amounts") during such period were the Order determined to be a Qualified Domestic Relations Order.

                  (ii) If the Administrator determines, within eighteen (18) months after the date the first payment to the Alternate Payee would otherwise be required pursuant to the terms of the Order, that such Order is a Qualified Domestic Relations Order, then the Administrator shall establish an Account to hold the Segregated Amounts (including any earnings thereon) on behalf of such Alternate Payee and such Alternate Payee shall then be treated as a Participant for purposes of such Account. To the extent such Qualified Domestic Relations Order provides for the payment of the entire balance of the Segregated Amounts (including any earnings thereon) to the Alternate Payee prior to the Participant's Severance Date, then the Administrator shall make such payment in accordance with such Order, notwithstanding that the affected Participant's Severance Date has not occurred, nor has the affected Participant actually attained his or her earliest retirement age (as defined Code Section 414(p)) at that time. Such payment shall be made in any form in which benefits under the Plan may be distributed to the affected Participant and/or his or her Beneficiaries.

                  (iii) If the Administrator determines, within such eighteen
(18) month period under paragraph (ii), that such Order is not a Qualified Domestic Relations Order, or if the qualified status of such Order cannot be determined prior to the expiration of such eighteen (18) month period, then the Administrator shall authorize the payment of the Segregated Amounts (including any earnings thereon) to the person or person who would have been entitled to such Segregated Amounts had the Order not been issued. If such person is the Participant, then the previously Segregated Amounts shall remain part of the Trust and shall not be distributed until the Participant becomes entitled to benefits under the Plan in accordance with the provisions of Article VI or any applicable Appendix. Should there be a subsequent determination that the Order is in fact a Qualified Domestic Relations Order, then such determination shall be applied on a prospective basis only.

            (d) Definitions.

                  (i) Alternate Payee. "Alternate Payee" means any Spouse, former Spouse, child or other dependent of a Participant who is recognized by a Domestic Relations Order as having a right to all or a portion of the benefits payable under the Plan to the Participant.

                  (ii) Domestic Relations Order or Order. "Domestic Relations Order" or "Order" means any judgment, decree or order (including approval of a property settlement

                                                                EXHIBIT NO. 10.1

agreement) which provides or otherwise conveys, pursuant to applicable state domestic relations laws (including community property laws), child support, alimony payments or marital property rights to an Alternate Payee.

                  (iii) Qualified Domestic Relations Order. "Qualified Domestic Relations Order" means any Domestic Relations Order that meets the following requirements:

                        (A) such Order establishes (or otherwise recognizes the existence of) the right of an Alternate Payee to receive all or a portion of the benefits otherwise payable under the Plan to a Participant;

                        (B) such Order specifies (1) the name and last known mailing address of the Participant, date of birth and Social Security number,
(2) the name and last known mailing address of each Alternate Payee covered by such Order and his or her date of birth and Social Security number, (3) the amount or percentage of the Participant's benefits under the Plan payable to each such Alternate Payee or the manner in which such amount or percentage is to be calculated, and (4) any other requirement set forth in ERISA Section 206(d)(3) or Code Section 414(p); and

                        (C) such Order does not require the Plan to (1) provide any type or form of benefit or option not otherwise available under the Plan,
(2) provide increased benefits under the Plan, or (3) pay benefits to an Alternate Payee which are required to be paid to another Alternate Payee pursuant to any Qualified Domestic Relations Orders previously issued with respect to the Plan. A Domestic Relations Order shall not be considered to be in violation of the requirement of paragraph (C)(1) merely because such Order requires the payment of benefits to an Alternate Payee before the date of the affected Participant's actual Severance Date or specifically provides for payment prior to the date the Participant attains his or her Earliest Retirement Age. Accordingly, such payments shall be made as if the Participant's Severance Date occurred on the date on which benefits are to enter pay status under the Order.

            (e) Hold Procedures. Notwithstanding any contrary Plan provision, prior to the receipt of a Domestic Relations Order, the Administrator may place a hold (as defined below) upon such portion of a Participant's Account, at such time and for such reasonable period of time as the Administrator may determine, if the Administrator receives notice that (1) a Domestic Relations Order is being sought by the Participant, his or her Spouse, former Spouse, child or other dependent (within the meaning of Code Section 152), and (2) the Participant's Account is likely to be a source of payment under such Order. For purposes of this paragraph, a "hold" means that no withdrawals, loans or other distributions may be made with respect to a Participant's Account. The Administrator shall notify a Participant if a hold is placed upon his or her Account pursuant to this paragraph.

                                                                EXHIBIT NO. 10.1

                                  ARTICLE VIII

                         LEAVES OF ABSENCE AND TRANSFERS

      8.1 MILITARY LEAVE OF ABSENCE.

      So long as the Uniformed Services Employment and Reemployment Rights Act of 1994 or any similar law, shall remain in force, providing for re-employment rights for all persons in military service, as therein defined, an Employee who leaves the employment of the Employer for military service in the Armed Forces of the United States, as defined in such act from time to time in force, shall, for all purposes of this Plan, be considered as having been in the employment of the Employer, with the time of the Participant's service in the military credited to his or her service under the Plan; provided, however, that upon such Employee being discharged from the military service of the United States, the Employee must apply for reemployment with the Employer and take all other necessary action to be entitled to, and to be otherwise eligible for, re-employment rights, as provided by the Uniformed Services Employment and Reemployment Rights Act of 1994 or any similar law from time to time in force. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Code Section 414(u).

      8.2 OTHER LEAVES OF ABSENCE.

      For all purposes of this Plan, an Employee on an Employer-approved leave of absence not described in Section 8.1 shall be considered as having continued in the employment of the Employer for the period of such leave. However, this provision shall not give rise to any imputed Compensation.

      8.3 TRANSFERS.

            (a) In the event that:

                  (i) a Participant who was an Eligible Employee is transferred to employment with an Employer which is not a Participating Employer or to employment with the Employer in a status other than as an Eligible Employee (including employment as an independent contractor of the Employer);

                  (ii) a person is transferred from employment with an Employer which is not a Participating Employer (or from service with the Employer in a status other than Employee) to employment with the Employer in Employee status or Eligible Employee status; or

                  (iii) a person was employed by an Employer which is not a Participating Employer, terminated his or her employment and was subsequently employed by the Employer as an Employee;

                                                                EXHIBIT NO. 10.1

            (b) then the following provisions shall apply:

                  (i) transfer to employment with: (A) an Employer which is not a Participating Employer or (B) the Employer not as an Eligible Employee (or not as an Employee), shall not be considered termination of employment with the Employer, and such transferred person shall continue to be entitled to the benefits provided in the Plan, as modified by this Section;

                  (ii) no amounts earned from an Employer at a time when it is not a Participating Employer or from the Employer not as an Eligible Employee shall constitute Compensation hereunder;

                  (iii) no service for an Employer at a time when such individual is not an Employee shall be counted for purposes of eligibility and vesting hereunder, unless agreed to by the Company or required pursuant to a closing agreement entered into by the Employer and the Internal Revenue Service;

                  (iv) termination of employment with an Employer which is not a Participating Employer (or cessation of employment with the Employer) by a person entitled to benefits under this Plan (other than to transfer to employment with another Employer) shall be considered as termination of employment with the Employer; and

                  (v) all other terms and provisions of this Plan shall fully apply to such person and to any benefits to which he or she may be entitled hereunder.

                                                                EXHIBIT NO. 10.1

                                   ARTICLE IX

      TRUST PROVISIONS; INVESTMENT OF CONTRIBUTIONS; VALUATION OF ACCOUNTS

      9.1 TRUST AGREEMENT.

      The Administrator may at any time select and appoint a Trustee to hold the assets of the Plan, and the Company shall, on behalf of itself and all other related entities which have adopted the Plan pursuant to the provisions of
Article XII, enter into a Trust Agreement with the Trustee to provide for the investment, management and control of the assets of the Plan. The Trust Agreement shall be a part of the Plan, and the Trust Fund shall be administered by the Trustee in accordance with the terms and provisions of the Trust Agreement.

      9.2 INCONSISTENT PROVISIONS.

      To the extent the provisions of the Plan and any Trust Agreement in effect under the Plan prove to be inconsistent or otherwise in conflict with respect to the rights, duties or obligations of the Trustee, the provisions of the Trust Agreement shall control.

      9.3 INVESTMENT DECISION.

      The decision as to the investment of an Account shall be made by the Participant, and the Trustee shall have no responsibility for determining how an Account is to be invested or whether the investment directions communicated to the Trustee comply with the terms of the Plan. The Plan may acquire Company Stock; there is no limit on the amount of Company Stock that may be acquired or held under the Plan. Notwithstanding the foregoing, to the extent the Account is held in the form of Company Stock, the following rules shall apply:

            (a) if the Administrator determines that any election out of qualifying employer securities might violate applicable securities laws or create a liability for Participants under such laws or is for any other reason known to the Administrator contrary to the best interests of Participants (including Participants subject to Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16")), the Administrator may, in its sole and absolute discretion, suspend or limit the right of any Participant to make such an investment election. The Administrator may (but need not) adopt such rules and/or take such actions or implement such measures and/or limitations as it deems desirable in order to comply with Section 16. Neither the Administrator, the Board, the Committee, the Trustee nor the Plan shall have any liability to any Participant in the event that any Participant has any liability under SEC
Section 16 due to any action taken or rule so adopted, the failure to take any action to adopt any rule, any Plan provision (or lack thereof), any transaction in the Plan or otherwise; and

            (b) rights to sell and vote Company Stock shall be administered in accordance with the Trust Agreement and the Company's insider trading policy.

                                                                EXHIBIT NO. 10.1

      9.4 DIRECTED INVESTMENTS.

            (a) Each Participant shall have the right to direct the investment of any or all of his or her Accounts among such investments as are authorized by the Administrator, as follows: subject to such procedural guidelines as the Administrator shall from time to time establish, each Participant may file an investment direction (in such manner and in such form as prescribed from time to time by the Administrator) that specifies the manner in which his or her Accounts are to be invested. Notwithstanding the foregoing, no Participant may direct any assets of his or her Accounts to purchase life insurance, and further, no Participant may divest the Company stock held in his or her Account, if any, in violation of the policies and guidelines established by the Administrator from time to time, in its sole and absolute discretion. The Administrator shall prescribe when investment directions shall be effective and time periods within which such investment directions must be filed. An investment direction shall continue to apply until a subsequent direction is filed and is deemed effective by the Administrator. The Administration may require that directions be filed with the Administrator or such other party as determined by the Administrator.

            (b) The Plan is intended to constitute a plan described in Section 404(c) of ERISA, and the regulations thereunder. As a result, with respect to elections described in the Plan and any other exercise of control by a Participant or his Beneficiary over assets in the Participant's Accounts, such Participant or Beneficiary shall be solely responsible for such actions and neither the Trustee, the Committee, the Company, an investment manager nor any other person or entity which is otherwise a Fiduciary shall be liable for any loss or liability which results from such Participant's or Beneficiary's exercise of control.

      9.5 ACCOUNTS NOT DIRECTED.

      Notwithstanding anything herein to the contrary, if a Participant fails to designate the manner in which his or her Accounts shall be invested, then the Participant's Accounts shall be invested in the manner determined by the Administrator and announced to Participants.

      9.6 VALUATION.

      On the last day of each Plan Year, or more frequently as determined by the Administrator in its sole and absolute discretion, the assets of the Trust shall be valued at fair market value and each Account shall be proportionately adjusted to reflect earnings and/or expenses, if the system of accounting does not directly accomplish all such adjustments.

      9.7 ELECTRONIC MEDIA.

            (a) To the fullest extent permitted by law, the Administrator may require or permit Participant (or Beneficiary, as the context may require) elections and/or consents under this Plan to be made by means of such electronic media as the Administrator may prescribe. Similarly, to the fullest extent permitted by law, the Administrator may give any notices by electronic media and may permit enrollments, contribution and investment elections, beneficiary designations, rollover elections and general plan inquiries to be made by electronic media. For purposes of this

                                                                EXHIBIT NO. 10.1

Plan, electronic media shall include, without limitation, email, internet, intranet, automated telephone systems and customer representative systems. In any case in which the Administrator provides for the use of electronic media for any particular purpose, any requirement in the Plan requiring a written form or notice for that purpose shall be void.

            (b) A Participant's consent to distribution, request for a withdrawal or loan, or other form of election permitted, by electronic media under this Plan or by the Administrator, together (if applicable) with the cashing of any check subsequently issued by this Plan (whether or not endorsed), shall constitute written consent for purposes of this Plan (including, without limitation and in the case of loans, agreement to the terms of the loan and the related promissory note), the Code (including, without limitation, Section 411(a)(11), and ERISA (including, without limitation, Section 203(e)).

            (c) Reasonable efforts will be used to process electronic media consents and elections made under this Plan. Notwithstanding the preceding sentence or anything else in this Plan to the contrary, neither the Company, the Administrator, the Trustee nor any other person guarantees that any consent or election will be so processed. The Administrator may adopt new or alternative rules for electronic media consents and elections as it deems appropriate in its sole and complete discretion (including, without limitation, eliminating any electronic media system and re-implementing a requirement of written forms, establishing the effective date and the notice date for any type of consent or election and limiting the number of any particular elections that may be made by a Participant during any specified period). In order to be effective, each consent and/or election must be made on such other rules as the Administrator may prescribe.

                                                                EXHIBIT NO. 10.1

                                   ARTICLE X

                                FEES AND EXPENSES

      All reasonable fees and expenses of the Administrator and/or the Trustee incurred in the performance of their duties hereunder or under the Trust, as well as all other administrative expenses of the Plan, shall, to the extent permitted by law, be deemed to be an expense of the Trust, and, accordingly, the Trustee is authorized to charge the same to the Accounts of the Participants, and unless allocable to the Accounts of specific Participants, such expenses shall be charged against the respective Accounts of all or a reasonable group of Participants in such manner as the Trustee shall determine, subject to approval by the Company. Notwithstanding the foregoing, any or all of such expenses may be paid by the Employer to the extent determined by the Company.

                                                                EXHIBIT NO. 10.1

                                   ARTICLE XI

                        AMENDMENT, TERMINATION OR MERGER

      11.1 AMENDMENT.

            (a) The Administrator, acting through the Board shall have full power and authority to amend the provisions of the Plan at any time or times, either prospectively or retroactively, to such extent and in such manner as the Board shall deem advisable, in accordance with its normally established procedures. The Board may delegate such power, in whole or in part, to one or more committees (comprised of officers or other managerial personnel of the Employer) to whom administrative responsibilities may be delegated under the Plan.

            (b) The Committee is expressly given the full power and authority to adopt and to provide a certificate evidencing the execution of any amendment to the Plan which satisfies one of the following requirements:

                  (i) the amendment is designed to clarify any provision of the Plan;

                  (ii) the amendment is designed to bring the Plan into compliance with applicable law;

                  (iii) the amendment is designed to ensure the continued tax-qualified status of the Plan; or

                  (iv) the amendment does not have a significant financial impact on the Employer;

            (c) An amendment shall become effective, in accordance with its terms as to all Participants and all other persons having or claiming an interest under the Plan, upon the effective date specified in the instrument evidencing such amendment. However, no such amendment shall change the duties, responsibilities or liabilities of the Trustee hereunder without the written consent of such Trustee or, except as provided by law, operate to: (i) cause any part of the Trust to revert to or be recoverable by the Employer or to be used for, or diverted to, purposes other than the exclusive benefit of Participants and their Beneficiaries (or for defraying the reasonable administrative expenses of the Plan); (ii) reduce the then outstanding balances in the Accounts of Participants; or (iii) affect, reduce or eliminate any benefits which are protected benefits pursuant to Code Section 411(d)(6) and the Regulations thereunder.

      11.2 TERMINATION OF PLAN.

      The Company may terminate this Plan at any time for any reason by resolution adopted by the Board, but, except as provided by law, the Trust may not thereby be diverted from the exclusive benefit of the Participants, their Beneficiaries, survivors or estates, or for defraying the reasonable

                                                                EXHIBIT NO. 10.1

administrative expenses of the Plan, nor revert to the Employer, nor may an allocation or contribution theretofore made be changed thereby. Upon termination or partial termination of the Plan or complete discontinuance of Employer Contributions under it, the Accounts of each affected Participant shall be nonforfeitable. The Administrator shall distribute each Participant's Accounts to the Participant pursuant to Sections 6.6 through 6.8 as soon as is administratively practicable after the termination.

      11.3 PLAN MERGERS AND TRANSFER OF ASSETS OR LIABILITIES.

            (a) The Board delegates to the Committee the full power and authority to effect from time to time, upon such terms and conditions as the Committee deems appropriate, the merger of any and all tax-qualified defined contribution plans and related trusts maintained by entities acquired by the Company into the Plan and Trust (or a transfer of assets and liabilities from another plan to the Plan with respect to a group of employees acquired by the Company) and to take any and all such action, and prepare, execute, and deliver all such documents as may be necessary or advisable to effect any and all such plan and trust mergers and plan to plan transfers.

            (b) Nothing contained herein shall prevent the merger or consolidation of the Plan with, or transfer of assets or liabilities of the Plan to, another plan meeting the requirements of Code Section 401(a) or the transfer to the Plan of assets or liabilities of another such plan so qualified under the Code. Any such merger, consolidation or transfer shall be accompanied by the transfer of such existing records and information as may be necessary to properly allocate such assets among Participants, including without limitation any tax or other information necessary for the Participants or persons administering the plan which is receiving such assets. The terms of such merger, consolidation or transfer must be such that (if this Plan had then terminated), the requirements of this Article would be satisfied and each Participant would receive a benefit immediately after the merger, consolidation or transfer equal to or greater than the benefit he or she would have received if the Plan had terminated immediately before the merger, consolidation or transfer.

            (c) The Committee may, in its discretion, authorize a plan to plan transfer from this Plan, provided such a transfer will meet the requirements of
Section 414(l) of the Code and that all other actions legally required are taken. In the event of a transfer of assets from the Plan pursuant to this subsection, any corresponding benefit liabilities shall also be transferred. The Committee has full power and authority to take any and all such action, and prepare, execute, and deliver all such documents as may be necessary or advisable to effect any and all such transfers.

                                                                EXHIBIT NO. 10.1

                                  ARTICLE XII

                      ADOPTION OF PLAN BY RELATED ENTITIES

      12.1 ADOPTION OF THE PLAN.

      An Affiliated Company may become a Participating Employer with the approval of the Committee.

      12.2 WITHDRAWAL.

            (a) A Participating Employer may withdraw from the Plan at any time by giving advance written notice of its intention to withdraw to the Company and to the Administrator. Any Participating Employer that ceases to be an Affiliated Company shall be deemed to have withdrawn from the Plan at the time of such disaffiliation.

            (b) If the Board of Directors of the Company so directs, upon the receipt of notice of any such withdrawal, the Trustee shall set aside from the Trust Fund such cash, securities and other property as it shall deem to be equal in value to the Participating Employer's equitable share. If the Board so directs, the Trustee shall also turn over the Participating Employer's equitable share to a trustee designated by the Participating Employer, and the cash, securities and other property shall thereafter be held and invested as a separate trust of the Participating Employer and shall be used and applied according to the terms of a new trust agreement between the Participating Employer and the trustee so designated. Except as permitted by law, neither the segregation of the Trust Fund assets upon the withdrawal of a Participating Employer nor the execution of a new trust agreement shall operate to permit any part of the corpus or income of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants, former Participants and Beneficiaries (or for defraying the reasonable administrative expenses of the Plan).

            (c) If the former Participating Employer remains an Affiliated Company, distribution shall not be made to a Participant until the Participant terminates employment with the Employer and all other Affiliated Companies. In lieu thereof, the Plan shall be administered in accordance with its terms provided that no additional contributions shall be made on behalf of said Participants. See Section 8.3. If the Participating Employer is no longer an Affiliated Company, then, subject to Section 6.6(g), distributions may be made.

                                                                EXHIBIT NO. 10.1

                                  ARTICLE XIII

                                CLAIMS PROCEDURE

      13.1 RIGHT TO FILE CLAIM.

      Every Participant or Beneficiary shall be entitled to file with the Administrator a claim for benefits under the Plan. The claim shall be in writing.

      13.2 DENIAL OF CLAIM.

      If the claim is denied by the Administrator, in whole or in part, the claimant shall be furnished within ninety (90) days after the Administrator's receipt of the claim (or within one hundred eighty (180) days after such receipt if special circumstances require an extension of time) a written notice of denial of such claim containing the following:

            (a) specific reason or reasons for denial;

            (b) specific reference to pertinent Plan provisions on which the denial is based;

            (c) a description of any additional material or information necessary for the claimant to perfect the claim, and an explanation of why the material or information is necessary; and

            (d) an explanation of the claims review procedure.

      13.3 CLAIMS REVIEW PROCEDURE.

            (a) Review may be requested at any time within sixty (60) days following the date the claimant received written notice of the denial of his or her claim. For purposes of this Section, any action required or authorized to be taken by the claimant may be taken by a representative authorized in writing by the claimant to act on his or her behalf. The Administrator shall afford the claimant a full and fair review of the decision denying the claim and, if so requested, shall:

                  (i) permit the claimant to review any documents that are pertinent to the claim; and

                  (ii) permit the claimant to submit to the Administrator issues and comments in writing.

            (b) The decision on review by the Administrator shall be in writing and shall be issued within sixty (60) days following receipt of the request for review. The period for decision may, however, be extended to a date not later than one hundred twenty (120) days after such receipt if the Administrator determines that special circumstances require extension. The decision on

                                                                EXHIBIT NO. 10.1

review shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision of the Administrator is based.

                                                                EXHIBIT NO. 10.1

                                  ARTICLE XIV

                              TOP-HEAVY PROVISIONS

      14.1 PURPOSE.

      This Article is intended to insure that the Plan complies with Code
Section 416. If the Plan is or becomes Top-Heavy in any Plan Year, the provisions of this Section will supersede any conflicting provision in the Plan.

      14.2 DEFINITIONS.

      For purposes of this Article, the following definitions shall apply:

            (a) Determination Date. "Determination Date" means for any Plan Year, the last day of the preceding Plan Year.

            (b) Determination Period. "Determination Period" means the Plan Year containing the Determination Date and the four (4) preceding Plan Years.

            (c) Key Employee. "Key Employee" means any Employee or former Employee (and the beneficiaries of such Employee) who at any time during the determination period was (i) an officer of the Employer if such individual's annual Section 415 Compensation exceeds fifty percent (50%) of the dollar limitation in effect under Code Section 415(b)(1)(A); (ii) an owner (or considered an owner under Code Section 318) of one of the ten (10) largest interests in the Employer if such individual's Section 415 Compensation exceeds one hundred percent (100%) of the dollar limitation in effect under Code Section 415(c)(1)(A); (iii) a five percent (5%) owner of the Employer; or (iv) a one percent (1%) owner of the Employer who has an annual Section 415 Compensation of more than One Hundred Sixty Thousand Dollars ($160,000) (as adjusted by the Adjustment Factor). For purposes of this Section, the determination of Section 415 Compensation shall be based only on Section 415 Compensation which is actually paid. A determination of who constitutes a Key Employee shall be made in accordance with Code Section 416(i)(1).

            (d) Non-Key Employee. "Non-Key Employee" means any Employee who is not a Key Employee, including Employees who are former Key Employees.

            (e) Permissive Aggregation Group. "Permissive Aggregation Group" means the Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

                                                                EXHIBIT NO. 10.1

            (f) Required Aggregation Group. "Required Aggregation Group" means:

                  (i) each tax-qualified plan of the Employer in which at least one (1) Key Employee participates or participated at any time during the Determination Period (regardless of whether the plan has terminated); and

                  (ii) any other tax-qualified plan of the Employer which enables a plan described in paragraph (i) above to meet the requirements of Code
Section 401(a)(4) or 410.

            (g) Top-Heavy Plan. "Top-Heavy Plan" means this Plan, if for any Plan Year any of the following conditions exists:

                  (i) if the Top-Heavy Ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans;

                  (ii) if this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%); or

                  (iii) if this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

            (h) Top-Heavy Ratio. "Top-Heavy Ratio" means:

                  (i) if the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the five (5) year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Account balances of all Key Employees as of the Determination Date(s) (including any part of any Account balance distributed in the five (5) year period ending on the Determination Date(s)), and the denominator of which is the sum of Account balances (including any part of any Account balance distributed in the five (5) year period ending on the Determination Date(s)), both computed in accordance with Code Section 416. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code Section 416.

                  (ii) if the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the five (5) year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of Account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with paragraph (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of Account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with paragraph (i) above, and the present value of accrued benefits under the

                                                                EXHIBIT NO. 10.1

aggregated defined benefit plan or plans for all participants as of the Determination Date(s), all determined in accordance with Code Section 416. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the five (5) year period ending on the Determination Date.

                  (iii) for purposes of paragraphs (i) and (ii) above, the value of Account balances and the present value of accrued benefits shall be determined as of the most recent Valuation Date that falls within or ends with the twelve (12) month period ending on the Determination Date, except as provided in Code Section 416 for the first and second plan years of a defined benefit plan. The Account balances and accrued benefits of a participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one (1) Hour of Service with any Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date shall be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account shall be made in accordance with Code Section 416. When aggregating plans the value of Account balances and accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year.

                        The accrued benefit of a Participant other than a Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

            (i) Valuation Date. "Valuation Date" means the last day of the Plan Year, as of which Account balances or accrued benefits are valued for purposes of calculating the Top-Heavy Ratio.

      14.3 MINIMUM ALLOCATION.

            (a) Except as otherwise provided in paragraphs (b) and (c) below, in any Plan Year that this Plan is Top-Heavy, Employer Contributions (other than Salary Deferral Contributions and Employer Matching Contributions included in the ADP, ACP and multiple use tests described in Sections 5.5 and 5.7) allocated to the Accounts of each Participant who is a Non-Key Employee, shall be not less than the lesser of (i) three percent (3%) of the Non-Key Employee's Section 415 Compensation, or (ii) in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Code Section 401, the largest percentage of Contributions and forfeitures (if applicable), as a percentage of the first One Hundred Sixty Thousand Dollars ($160,000) (as adjusted by the Adjustment Factor) of Section 415 Compensation, allocated on behalf of any Key Employee for that Plan Year. The minimum allocation shall be determined without regard to any Social Security contribution. This minimum contribution shall be made even though, under other

                                                                EXHIBIT NO. 10.1

provisions of this Plan, the Participant would not otherwise be entitled to receive an allocation or would have received a lesser allocation for the Plan Year because of (i) the Participant's failure to complete one thousand (1,000) Hours of Service (or any equivalent provided in the Plan) or (ii) Section 415 Compensation less than a stated amount.

            (b) The provisions in paragraph (a) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

            (c) The provisions in paragraph (a) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer if that Participant received the minimum allocation under one of the other plans. If the Participant did not receive the minimum allocation under this Plan or any other plan, the Participant shall receive the minimum under the Company's Employee Stock Ownership Plan, rather than this Plan.

            (d) The minimum allocation required (to the extent required to be nonforfeitable under Code Section 416(b)) may not be forfeited under Code
Section 411(a)(3)(B) or (D).

      14.4 VESTING SCHEDULE.

            (a) If the vesting schedule for Matching and Discretionary Contributions in Section 6.1 results in vesting which is slower, in any respect, than the vesting schedule set forth below, then for any Plan Year in which the Plan is Top-Heavy, the following vesting schedule shall apply to any such Matching and/or Discretionary Contributions made for that Plan Year to the extent it is better than the vesting schedule otherwise applicable to the
Participant:

                 Years of Service                    Vested Percentage
                 ----------------                    -----------------
                 Less than 1 year                             0%
                 1 but less than 2                           10%
                 2 but less than 3                           20%
                 3 but less than 4                           40%
                 4 but less than 5                           60%
                 5 but less than 6                           80%
                 6 years or more                            100%

            (b) The minimum vesting schedule applies to all benefits accrued within the meaning of Code Section 411(a)(7) except those attributable to Employee contributions, including benefits accrued before the effective date of Code Section 416 and benefits before the Plan became Top-Heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as Top-Heavy changes for any Plan Year. However, this Section does not apply to the Account balances of any Employee who does not have an Hour of Service after the Plan has initially become Top-Heavy and such Employee's Account balance attributable to Employer Contributions and forfeitures will be determined without regard to this Section.

                                                                EXHIBIT NO. 10.1

                                   ARTICLE XV

                                  MISCELLANEOUS

      15.1 LEGAL OR EQUITABLE ACTION.

      If any legal or equitable action with respect to the Plan is brought by or maintained against any person, and the results of such action are adverse to that person, attorney's fees and all other direct and indirect expenses and costs incurred by the Employer, the Administrator, the Committee, the Trustee or the Trust for defending or bringing such action shall, to the extent permitted by law, be charged against the interest, if any, of such person under the Plan.

      15.2 INDEMNIFICATION.

      The Company indemnifies and holds harmless the Administrator and each member of the Committee, from and against any and all liabilities, demands, claims, losses, taxes, expenses, including reasonable attorney's fees, both direct and indirect, arising by reason of any action, inaction or conduct in their official capacity in the administration of this Plan or Trust or both, including all expenses reasonably incurred in their defense, if the Employer fails to provide such defense; provided, however, that the Administrator or the Committee member shall not be indemnified and held harmless if his or her action, inaction or conduct arises from his or her gross negligence or willful misconduct, or otherwise in willful violation of the law. The indemnification provisions of this Section shall not relieve the Administrator or any member of the Committee from any liability such person may have under ERISA for breach of a fiduciary duty.

      15.3 NO ENLARGEMENT OF PLAN RIGHTS.

      It is a condition of the Plan, and each Participant by participating herein expressly agrees, that he or she shall look solely to the assets of the Trust for the payment of any benefit under the Plan.

      15.4 NO ENLARGEMENT OF EMPLOYMENT RIGHTS.

      Nothing appearing in or done pursuant to the Plan shall be construed to give any person a legal or equitable right or interest in the assets of the Trust or distribution therefrom, nor against the Employer, except as expressly provided herein, or to create or modify any contract of employment between the Employer and any Employee or to obligate the Employer to continue the services of any Employee.

      15.5 INTERPRETATION.

      The headings contained in this Plan and in the table of contents to the Plan are for reference purposes only, and if they conflict with the text, the text shall control The masculine pronoun shall include the feminine pronoun and the singular the plural, where the context so indicates.

                                                                EXHIBIT NO. 10.1

      15.6 APPLICABLE LAW.

      This Plan shall be construed, administered and governed in all respects in accordance with ERISA, the Code and other pertinent Federal laws and in accordance with the laws of the State of California (irrespective of the choice of law principles of the State of California as to all matters) to the extent not preempted by ERISA; provided, however, that if any provision is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with the Plan being a tax-qualified plan and related trust under Code Sections 401(a) and 501(a).

      15.7 NON-ALIENATION OF BENEFITS.

      Except as otherwise provided by law, no person entitled to any benefits under the Plan shall have the right to alienate, hypothecate or encumber his or her interest in such benefits and such benefits shall not in any way be subject to the claims of his or her creditors or liable to attachment, execution or other process of law. The preceding sentence shall not apply to (a) federal tax levies and executions on federal tax judgments, (b) payments made from the Accounts of a Participant in satisfaction of the rights of Alternate Payees pursuant to a Qualified Domestic Relations Order under Section 7.3, (c) enforcement of any security interests or offset rights applicable to the Account of a Participant pursuant to the loan provisions of Section 6.13), or (d) any amount that the Participant is ordered or required to pay under a judgment, order, decree or settlement described in ERISA Section 206(d)(4).

      15.8 NO REVERSION.

      Notwithstanding any other provision of the Plan, no part of the assets in the Trust shall revert to the Employer, and no part of such assets, other than that amount required to pay taxes or reasonable administrative expenses of the Plan, shall be used for any purpose other than exclusive benefit of Employees or their Beneficiaries. However, the Employer may request a return, and the Plan shall make such return, of an amount to the Employer under any of the following circumstances:

            (a) If the amount was all or part of an Employer Contribution which was made as a result of a mistake of fact and the amount contributed is returned to the Employer within one (1) year after the date on which the mistaken payment of the contribution was made; or

            (b) All Employer Contributions are conditioned on deductibility under Code Section 404. If this condition is not satisfied, the amount shall be returned to the Employer within one (1) year after the date on which the deduction is disallowed.

      15.9 CONFLICT.

      In the event of any conflict between the provisions of this Plan and the terms of any contract or agreement issued thereunder or with respect thereto, the provisions of the Plan shall control.

                                                                EXHIBIT NO. 10.1

      15.10 SEVERABILITY.

      If any provision of the Plan, or the application thereof to any person or circumstance, is deemed invalid or unenforceable by a court of competent jurisdiction, then the remainder of this Plan, or the application of such term or provision to persons or circumstances other than those as to whom it is held invalid or unenforceable, shall not be affected thereby, and each provision of the Plan shall be valid and enforceable to the fullest extent permitted by law.

      15.11 CONDITIONAL RESTATEMENT.

      This Plan (and related Trust) is restated on the express condition that it shall be considered by the Internal Revenue Service as continuing to qualify under Code Sections 401(a), 401(k), 401(m) and 501(a). In the event that the Internal Revenue Service determines that the Plan does not continue to qualify under the Code, then the restatement of the Plan shall be of no effect. The Board or an authorized officer of the Company may, however (but shall not be required to do so), make any retroactive amendments to the Plan, as so restated, which the Internal Revenue Service may require as a condition for its determination that the Plan continues to qualify under Code Sections 401(a), 401(k), 401(m) and 501(a).

                                                                EXHIBIT NO. 10.1

      IN WITNESS WHEREOF, this document is executed on ____________________, 2001.

                                        FREMONT GENERAL CORPORATION


                                        By:  ___________________________________

                                        Its: ___________________________________

                                   APPENDIX A

              FORM OF BENEFIT DISTRIBUTIONS FOR CERTAIN INDIVIDUALS

      The provisions of this Appendix A shall apply only to those Participants specified in Appendix B (or any other Appendix that makes appropriate reference to this Appendix A) and, shall govern distributions made to those Participants (or their surviving Spouses or Beneficiaries) from Accounts maintained on their behalf under the Plan and referred to in such Appendices. Except for Participants specified in the Appendices, no other Participants (or surviving spouses or Beneficiaries thereof) shall be entitled to any of the benefit distribution forms provided under this Appendix A. Except as expressly provided in this Appendix and all subsequent Appendices, the provisions of this Plan, including but not limited to Article VI thereof, shall govern distributions made to such Participants (or their surviving Spouses or Beneficiaries).

      Notwithstanding any provision of this Appendix A to the contrary, (1) Sections A.2, A.4-A.6 (other than Section A.6(a)) and A.7 shall not apply if the Participant has never elected an annuity option, and (2) this Appendix A shall cease to apply November 1, 2001. However, if a Participant elected an annuity option prior to November 1, 2001, this Appendix A shall continue to be in effect, but the Participant may not elect a benefit option in Section A.3(b) or
(d).

      A.1 DEFINITIONS.

      For purposes of applying the provisions of this Appendix "A" and the subsequent Appendices, as applicable, the following definitions shall be in effect:

            (a) Annuity Contract. "Annuity Contract" means a paid-up, non-transferable annuity contract issued by an insurance company qualified to do business in the State of California. Any annuity benefits to which a Participant (or his or her surviving Spouse or Beneficiary) is entitled under this Plan shall be provided under an Annuity Contract purchased by the Administrator with the balance credited to the Participant's Accounts at the time of such purchase. The amount of such monthly benefit shall be determined in accordance with the annuity purchase rates in effect at the time for the Annuity Contract. The purchase of the Annuity Contract shall be effected immediately prior to the date benefits are to commence under the Plan, and the purchased Annuity Contract shall be distributed to the Participant as soon as administratively practicable.

            (b) Annuity Starting Date. "Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity or, in the case of a benefit not payable in the form of an annuity, the first day on which all the events have occurred which entitle the Participant to such benefit.

            (c) Joint and Last Survivor Life Expectancy. "Joint and Last Survivor Life Expectancy" shall have the meaning assigned to such term in
Section 6.9(d)(iii).

            (d) Life Expectancy. "Life Expectancy," for purposes of this Appendix, means the life expectancy calculated for the Participant or his or her surviving Spouse in accordance with the expected return multiples in Tables V and VI of Regulation Section 1.72-9. Unless otherwise

                                                                EXHIBIT NO. 10.1

elected by the Participant (or, if applicable, his/her Spouse) prior to the time the distribution of benefits is required to begin under the Plan, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or his/her Spouse) and shall apply to all subsequent years. However, the life expectancy of a non-spouse Beneficiary shall not be recalculated.

            (e) Qualified Joint and 50% Survivor Annuity. "Qualified Joint and 50% Survivor Annuity" means an immediate annuity for the life of the Participant with a survivor annuity for the remaining life of the surviving Spouse equal to fifty percent (50%) of the annuity payable during the joint lives of the Participant and his/her Spouse. Such annuity shall be the actuarial equivalent of the balance credited to the Participant's Accounts at the time the Annuity Contract is purchased.

            (f) Qualified Joint and 100% Survivor Annuity. "Qualified Joint and 100% Survivor Annuity" means an immediate annuity for the life of the Participant with a survivor annuity for the remaining life of the surviving Spouse equal to one hundred percent (100%) of the annuity payable during the joint lives of the Participant and his/her Spouse. Such annuity shall be the actuarial equivalent of the balance credited to the Participant's Accounts at the time the Annuity Contract is purchased.

            (g) Qualified Preretirement Survivor Annuity. "Qualified Preretirement Survivor Annuity" means an annuity for the life of the surviving Spouse of a Participant who dies before his or her Annuity Starting Date which is the actuarial equivalent of the balance credited to the Participant's Accounts at the time the Annuity Contract is purchased.

            (h) Required Beginning Date. "Required Beginning Date" shall have the meaning assigned to such term in Section 6.9(b).

            (i) Normal Retirement Age. "Normal Retirement Age" means the age specified in this Plan.

            (j) Straight Life Annuity. "Straight Life Annuity" means an annuity payable for the life of the Participant which is the actuarial equivalent of the balance credited to the Participant's Accounts at the time the Annuity Contract is purchased.

            (k) Term Certain Annuity. "Term Certain Annuity" means payments, no less frequently than annually, for a specified period as determined by the Participant, not to extend beyond the life or the life expectancy of the Participant or the Life Expectancy of the Participant and his or her Beneficiary. If based on the life of the Participant, upon the death of the Participant prior to the end of the period specified by the Participant, such payments shall continue to the Participant's Beneficiary for the remainder of the specified period.

                                                                EXHIBIT NO. 10.1

      A.2 AUTOMATIC FORM OF BENEFIT.

      If a Participant has never elected an annuity option, the rules in this Section A.2 shall not apply. If a Participant elects or has previously elected an annuity option, the following rules apply:

            (a) The automatic form of benefit for any Participant who is married on his/her Annuity Starting Date shall be the Qualified Joint and 50% Survivor Annuity.

            (b) The automatic form of benefit for any Participant who is not married on his/her Annuity Starting Date shall be the Straight Life Annuity.

            (c) The automatic form of benefit for any married Participant who dies before his or her Annuity Starting Date shall be the Qualified Preretirement Survivor Annuity. The surviving Spouse may elect to have such benefit commence at any time prior to the date the Participant would have attained age seventy and one-half (70 1/2) and may also elect to receive the actuarial equivalent of such benefit in any of the optional forms specified in Section A.3 below.

            (d) The automatic form of benefit for any unmarried Participant who dies before his or her Annuity Starting Date shall be a distribution of his or her Accounts to his or her Beneficiary in a lump-sum. The Beneficiary may, however, elect any of the optional forms specified in Section A.3 below.

      However, if the balance credited to the Participant's Accounts at the time distribution is to commence does not exceed Five Thousand Dollars ($5,000), then the vested balance of those Accounts shall be paid to the Participant in one (1) lump sum payment.

      A.3 OPTIONAL FORMS OF BENEFIT. In lieu of the automatic form of benefit provided under the Plan or Section A.2 above, the Participant may, subject to the requirements of Sections A.4 through A.6, if applicable, elect to receive the benefit distribution in any of the following optional forms:

            (a) Single lump sum payment;

            (b) Term Certain Annuity;

            (c) Qualified Joint and 100% Survivor Annuity; or

            (d) Monthly, quarterly, semi-annual or annual installments over the Joint and Last Survivor Life Expectancy of the Participant and his or her Beneficiary, determined as of the benefit commencement date. The amount to be distributed in each installment shall be determined by dividing the unpaid balance of the Participant's Accounts at the time of distribution by the remaining number of installments (including the current installment) to be paid over the designated period.

            (e) The forms set forth in Section A.2(a), (b) or (d) shall not be considered annuity options.

                                                                EXHIBIT NO. 10.1

      A.4 QUALIFIED JOINT AND 50% SURVIVOR ANNUITY.

            (a) Written Explanation. If the balance credited to the Participant's Accounts at the time distribution is to commence exceeds Five Thousand Dollars ($5,000), then the Administrator shall furnish to the Participant and his or her Spouse a written explanation of the following: (i) the terms and conditions of the Qualified Joint and 50% Survivor Annuity, including the circumstances under which it will be provided; (ii) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and 50% Survivor Annuity; (iii) the rights of the Spouse with respect to such election, including the Spouse's right to limit his or her consent to a specific Beneficiary or a specific form of benefit; and (iv) the right to revoke an election and the effect of such a revocation. The Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Participant no less than thirty (30) days and no more than ninety (90) days before the Annuity Starting Date.

            (b) Request for Additional Information. After the written explanation of the Qualified Joint and 50% Survivor Annuity is given, a Participant or his or her Spouse may make a written request for additional information. Upon receipt of the written request for additional information, the Administrator shall provide a written explanation in nontechnical language which will explain the terms and conditions of the Qualified Joint and 50% Survivor Annuity and the financial effect upon the Participant's benefit (in terms of dollars per benefit payment) of electing not to have benefits distributed in accordance with the Qualified Joint and 50% Survivor Annuity. The written explanation must be personally delivered or mailed (first class mail, postage prepaid) to the Participant and his/her Spouse within thirty (30) days after the date of the written request. The Administrator does not need to comply with more than one such request by a Participant or his or her Spouse.

            (c) Election to Waive Qualified Joint and 50% Survivor Annuity. An election to waive the Qualified Joint and 50% Survivor Annuity may not be made by the Participant (and if the Participant is married on his or her Annuity Starting Date, the Participant's Spouse (or, if either the Participant or the Spouse has died, the survivor)) before the date he or she is provided with notice of the ability to waive the Qualified Joint and 50% Survivor Annuity. A Participant's (and, if applicable, his or her Spouse) election to waive the Qualified Joint and 50% Survivor Annuity can be made during the ninety (90)-day period ending on the Annuity Starting Date. Spousal consent shall be in the form and manner prescribed in Section A.6(c).

      A.5 QUALIFIED PRERETIREMENT SURVIVOR ANNUITY.

            (a) Written Explanation. The Administrator shall furnish to the Participant a written explanation of the following: (i) the terms and conditions of the Qualified Preretirement Survivor Annuity, including the circumstances under which it will be provided; (ii) the Participant's right to make, and the effect of, an election to waive the Qualified Preretirement Survivor Annuity;
(iii) the rights of the Spouse with respect to such election, including the Spouse's right to limit his/her consent only to a specific Beneficiary; and (iv) the right to make, and the effect of a revocation of an existing election. The Administrator shall furnish the written explanation by a

                                                                EXHIBIT NO. 10.1

method reasonably calculated to reach the attention of the Participant within the applicable period. The applicable period for a Participant is whichever of the following periods ends last:

                  (i) the period beginning one (1) year before the date the individual becomes a Participant and ending one (1) year after such date; or

                  (ii) the period beginning one (1) year before the date the Participant's Spouse is first entitled to a Qualified Preretirement Survivor Annuity and ending one (1) year after such date.

If such notice is given before the period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35), an additional notice shall be given within such period. If a Participant ceases to be an Employee before attaining age thirty-five (35), an additional notice shall be given within the period beginning one (1) year before the date the Participant ceases to be an Employee and ending one (1) year after such date.

            (b) Request for Additional Information. After the written explanation of the Qualified Preretirement Survivor Annuity is given, a Participant or his or her Spouse may make a written request for additional information. Upon receipt of a timely request for additional information, the Administrator shall provide a written explanation in nontechnical language which will explain the terms and conditions of the Qualified Preretirement Survivor Annuity and the financial effect upon the Spouse's benefit (in terms of dollars per benefit payment) of electing not to have benefits distributed in accordance with the Qualified Preretirement Survivor Annuity. The written explanation must be personally delivered or mailed (first class mail, postage prepaid) to the Participant or his or her Spouse within thirty (30) days from the date of the written request. The Administrator does not need to comply with more than one such request by a Participant or his or her Spouse.

            (c) Election to Waive Qualified Preretirement Survivor Annuity. An election to waive the Qualified Preretirement Survivor Annuity may not be made by the Participant before the date he or she is provided with the notice of the ability to waive the Qualified Preretirement Survivor Annuity. A Participant's election to waive the Qualified Preretirement Survivor Annuity which is made before the first day of the Plan Year in which he or she reaches age thirty-five
(35) shall become invalid on such date. However, an election made by a Participant after he or she ceases to be an Employee will not become invalid on the first day of the Plan Year in which he or she reaches age thirty-five (35) with respect to death benefits payable from that part of his or her Accounts attributable to Contributions made before he or she ceased Employee status. If a Survivor Annuity is waived, a lump sum shall be paid to the Participant's Beneficiary.

      A.6 ELECTION OF OPTIONAL FORMS OF BENEFIT.

            (a) Written Explanation. If the balance credited to the Participant's Accounts at the time distribution is to commence exceeds Five Thousand Dollars ($5,000), then the Administrator shall furnish to the Participant and his or her Spouse a written explanation of the

                                                                EXHIBIT NO. 10.1

optional forms of retirement benefit provided under the Plan, including (without limitation): (i) the material features and relative values of each automatic and optional form, and (ii) the right of the Participant and his/her Spouse to defer distribution until the benefit is no longer immediately distributable.

            (b) Election. The Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Participant no less than thirty (30) days and no more than ninety (90) days before the Annuity Starting Date. If the Participant should, after having received the written explanation of the Qualified Joint and 50% Survivor Annuity, affirmatively elect a form of distribution other than the Qualified Joint and 50% Survivor Annuity or the Qualified Preretirement Survivor Annuity, then the election shall be valid only if the consent requirements of Section A.6(c) are met.

            (c) Consent.

                  (i) Requirement of Consent. Any benefit which is immediately distributable or payable in a form other than a Qualified Joint and 50% Survivor Annuity or a Qualified Preretirement Survivor Annuity requires the written consent of the Participant and his other Spouse prior to distribution. Spousal consent will not be required if the Participant establishes to the satisfaction of the Administrator that the consent of the Spouse cannot be obtained because there is no Spouse or the Spouse cannot be located. Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Code Section 401(a)(9) or 415. A benefit is immediately distributable if any part of the benefit could be distributed to the Participant (or surviving Spouse) before the Participant attains (or would have attained if not deceased) Retirement Age or, if later, age sixty-two (62).

                  (ii) Form of Consent. The consent of the Participant and, if applicable his or her Spouse must be made in writing and witnessed by a Plan representative or notary public. In the event the Spouse elects to waive the Qualified Joint and 50% Survivor Annuity, the Spouse shall have the right to limit such consent only to a specific Beneficiary or a specific form of distribution. The Spouse can relinquish one or both of those rights. In the event the Spouse elects to waive the Qualified Preretirement Survivor Annuity, the Spouse shall also have the right to limit such consent only to a specific Beneficiary but can relinquish that right. In each instance, the Spouse's consent must acknowledge the effect of the waiver, including: (A) the Spouse had the right to limit his/her consent only to a specific Beneficiary or, if applicable, to a specific form of benefit; (B) the Spouse voluntarily relinquished one or both of those rights; and (C) the Spouse understands the effect such consent has upon the benefits which would otherwise be payable to him or her under the automatic forms of benefit in effect under the Plan. Unless the consent of the Spouse expressly permits designations by the Participant without a requirement of further consent by that Spouse, the Spouse's consent shall be limited to the form of benefit, if applicable, and the Beneficiary or Beneficiaries named in the election. A Spouse's consent shall not be valid with respect to any other Spouse. A Participant may revoke the prior election without his/her Spouse's consent. However, any new election to receive a distribution in any form other than in an automatic form, as specified in Section B.2, will require spousal consent unless the Spouse's consent expressly permits such election by the

                                                                EXHIBIT NO. 10.1

Participant without further consent by that Spouse. The Spouse's consent may be revoked at any time within the Participant's election period.

                  (iii) Timing of Consent. The consent of the Participant or his or her Spouse to a benefit which is immediately distributable must not be made before the date the Participant and his or her Spouse are provided with the notice of the ability to defer the distribution and the explanation of the optional benefit forms. Not less than thirty (30) days nor more than ninety (90) days prior to the date specified for distribution, the Participant (and, if applicable, his or her Spouse) shall be provided with written information relating to his or her right to defer such distribution in accordance with the guidelines set forth in this Appendix.

      A.7 SPECIAL PAYMENT DATE. The Participant may elect an Annuity Starting Date which is less than thirty (30) days after the written explanation under Sections B.4 and B.6 is furnished to the Participant and his/her Spouse, provided the following requirements are met: (i) the Administrator provides information to the Participant clearly indicating that the Participant has a right to at least a thirty (30)-day period in which to consider whether to waive the Qualified Joint and 50% Survivor Annuity and consent to another form of distribution; (ii) the Participant is permitted to revoke an affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the seven (7) day period beginning with the day after the explanation of the Qualified Joint and 50% Survivor Annuity is provided to the Participant; (iii) the Annuity Starting Date must be a date after the date that the explanation is provided to the Participant, but may be a date before the date that an affirmative distribution election is made by the Participant; and (iv) the distribution must not actually commence before the expiration of the foregoing seven (7)-day period.

      A.8 TIMING OF DEATH DISTRIBUTION. Distribution shall generally be made at such time and in such manner as set forth in Section 6.4 except as follows:

            (a) If the Participant dies after distribution of his or her interest has begun on his or her Required Beginning Date, the remaining portion of such interest shall continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

            (b) If the Participant dies before distribution of his or her interest begins on his or her Required Beginning Date, then the election period of the Beneficiary (including the surviving Spouse) shall begin on the date the Participant dies and end on the date benefits to such Beneficiary or Spouse must begin pursuant to the provisions of this Section. Distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death, except to the extent that an election is made to receive distributions in accordance with clause (i) or (ii) below:

                  (i) to the extent any portion of the Participant's interest is payable to a Beneficiary, distribution may be made over the life or over a period certain not greater than the Life Expectancy of that Beneficiary, with such distribution to commence on or before December 31 of the calendar year immediately following the calendar year in which the Participant died; or

                                                                EXHIBIT NO. 10.1

                  (ii) to the extent the distribution is to be made to the Participant's surviving Spouse, the date such distribution must begin in accordance with clause (i) above shall not be earlier than the later of:

                  (i) December 31 of the calendar year immediately following the calendar year in which the Participant died, and

                  (ii) December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70 1/2).

            (c) If the Participant has not made an election by his or her death, the Participant's Beneficiary must elect the method of distribution no later than the earlier of:

                  (i) December 31 of the calendar year in which distributions would be required to begin under this Section, or

                  (ii) December 31 of the calendar year containing the fifth
(5th) anniversary of the date of the Participant's death.

            (d) If the Participant has no Beneficiary, or if the Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

            (e) For purposes of paragraphs (b) and (c) above, if the surviving Spouse dies after the Participant but before payments to such Spouse begin, the provisions of the applicable paragraph (b) or (c) shall be applied as if the surviving Spouse were the Participant.

                                                                EXHIBIT NO. 10.1

                                   APPENDIX B

         MERGER OF PACIFIC COMPENSATION INSURANCE COMPANY [401(K) PLAN]

      The Pacific Compensation Insurance Company 401(k) Plan (the "Pacific Plan") was merged with and into the Fremont General Corporation and Affiliated Companies Investment Incentive Plan (the "Fremont Plan"), effective on or about March 31, 1991 (the "Pacific Merger Date"). Previously, the retirement plan sponsored by Beaver Insurance Company (the "Beaver Plan") was merged with and into the Pacific Plan, effective as of February 1991 (the "Beaver Merger Date"). The merger of the Pacific Plan and the Fremont Plan was effected in accordance with the following provisions:

      B.1 TRANSFER OF ACCOUNT BALANCES. The outstanding account balances under the Pacific Plan were transferred to the Fremont Plan through a direct transfer from the trust fund for the Pacific Plan to the Trust Fund for the Fremont Plan effected on the Pacific Merger Date.

      B.2 AMOUNT OF ACCOUNT BALANCE. The account balance credited to each individual under the Pacific Plan immediately prior to the Merger Date was credited to the account maintained for such individual under the Fremont Plan immediately after the Pacific Merger Date. Accordingly, the account balance maintained under the Fremont Plan for each individual who was a participant in the Pacific Plan on the Merger Date was, immediately after the Pacific Merger Date, credited with a dollar amount equal to that individual's account balance under the Pacific Plan immediately prior to the Pacific Merger Date.

      B.3 INVESTMENT OF ACCOUNT BALANCE. The account balances transferred from the Pacific Plan to the Fremont Plan were invested in accordance with each Participant's new investment directive. In the absence of such directives, the transferred account balances were invested in such Fund or Funds as the Administrator deemed appropriate, in its sole and absolute discretion.

      B.4 SERVICE CREDIT. Each Participant in the Fremont Plan, for eligibility and vesting purposes under the Fremont Plan, was credited with all Service credited to such Participant for eligibility and vesting purposes under the Pacific Plan immediately prior to the Pacific Merger Date; provided, however, in order to be entitled to past service credit, a Participant must have been employed by Pacific Compensation Insurance Company as of the Pacific Merger Date.

      B.5 VESTING SCHEDULE. The following vesting schedules shall apply to each Participant who was hired by Pacific or Beaver prior to the Pacific Merger Date:

            (a) If a Participant's initial date of hire with Pacific or Beaver was prior to February 1, 1986, the Participant's interest in his or her Matching Contributions Account shall be 100% vested at all times

                                                                EXHIBIT NO. 10.1

            (b) If a Participant's initial date of hire with Pacific or Beaver was after January 31, 1986 and before December 1, 1988, the Participant's interest in his or her Matching Contributions Account shall be subject to the following vesting Schedule:

                      Years of Service                         Vested Percentage
                      ----------------                         -----------------
                      Less than 1 year                                  0%
                      1 year but less than 2 years                     20%
                      2 years but less than 3 years                    40%
                      3 years but less than 4 years                    60%
                      4 years but less than 5 years                    80%
                      5 years or more                                 100%

            (c) If a Participant's initial date of hire with Pacific or Beaver was after November 30, 1988, the Participant's interest in his or her Matching Contributions Account shall be subject to the following vesting Schedule:

                      Years of Service                         Vested Percentage
                      ----------------                         -----------------
                      Less than 1 year                                  0%
                      1 year but less than 2 years                     10%
                      2 years but less than 3 years                    20%
                      3 years but less than 4 years                    30%
                      4 years but less than 5 years                    40%
                      5 years but less than 6 years                    60%
                      6 years but less than 7 years                    80%
                      7 years or more                                 100%

      B.6 PROTECTED BENEFITS. The terms and provisions of the Fremont Plan govern the rights, benefits and entitlements of all Participants and any other individuals with an interest in any outstanding account balance under the surviving Fremont Plan. The terms and provisions of the Pacific Plan, as of the Pacific Merger Date, were extinguished and ceased to have any force or effect. However, any benefits accrued under the Pacific Plan prior to the Pacific Merger Date were, and shall, to the extent those benefits are protected benefits under Code Section 411(d)(6) (the "Protected Benefits"), be preserved under the Fremont Plan and shall not in any way be affected, reduced or eliminated as a result of the merger of the Fremont Plan and the Pacific Plan. Except as outlined in Sections B.7 and B.8, no Protected Benefits exist for Participants who held account balances in the Pacific Plan as of the Pacific Merger Date ("Pacific Participants") which are not included in the Fremont Plan.

      B.7 BEAVER PROTECTED BENEFITS. The normal form of benefit for Participant account balances in the Beaver Plan as of the Beaver Merger Date ("Beaver Plan Accounts") shall be as specified in Section A.2 of Appendix A.

      B.8 SPOUSAL CONSENT. All distributions from Beaver Plan Accounts that may be made pursuant to one or more of the distributable events in Sections 6.12 through 6.15 of the Fremont Plan and this Appendix are subject to Appendix A.

                                                                EXHIBIT NO. 10.1

                                   APPENDIX C

                                INVESTORS BANCOR

      The Investors Bancor 401(k) Plan (the "Investors Plan") was merged with and into the Fremont General Corporation and Affiliated Companies Investment Incentive Plan (the "Fremont Plan") effective on or about January 1, 1990. (the "Investors Merger Date"). The merger of the Investors Plan and the Fremont Plan was effected in accordance with the following provisions:

      C.1 TRANSFER OF ACCOUNT BALANCES. The outstanding account balances under the Investors Plan were transferred to the Fremont Plan through a direct transfer from the trust fund for the Investors Plan to the Trust Fund for the Fremont Plan effected on the Investors Merger Date.

      C.2 AMOUNT OF ACCOUNT BALANCE. The account balance credited to each individual under the Investors Plan immediately prior to the Investors Merger Date was credited to the Account maintained for such individual under the Fremont Plan immediately after the Investors Merger Date. Accordingly, the account balance maintained under the Fremont Plan for each individual who was a participant in the Investors Plan on the Merger Date was, immediately after the Investors Merger Date, credited with a dollar amount equal to that individual's account balance under the Investors Plan immediately prior to the Investors Merger Date.

      C.3 INVESTMENT OF ACCOUNT BALANCE. The account balances transferred from the Investors Plan to the Fremont Plan were invested in accordance with each Participant's new investment directive. In the absence of such directives, the transferred account balances were invested in such Fund or Funds as the Administrator deems appropriate, in its sole and absolute discretion.

      C.4 SERVICE CREDIT. Each Participant in the Fremont Plan shall, for eligibility and vesting purposes under the Fremont Plan, be credited with all Service credited to such Participant for eligibility and vesting purposes under the Investors Plan immediately prior to the Merger Date; provided, however, in order to be entitled to past service credit, a Participant must have been employed by Investors Bancor as of the Investors Merger Date.

      C.5. VESTING SCHEDULE. The following vesting schedule shall apply to each Participant who was hired by Investors prior to the Investors Merger Date:

                      Years of Service                         Vested Percentage
                      ----------------                         -----------------
                      Less than 2 years                                 0%
                      2 years but less than 3 years                    25%
                      3 years but less than 4 years                    50%
                      4 years but less than 5 years                    75%
                      5 years or more                                 100%

                                                                EXHIBIT NO. 10.1

      C.6 NO PROTECTED BENEFITS. The terms and provisions of the Fremont Plan shall govern the rights, benefits and entitlements of all Participants and any other individuals who have an interest in any outstanding account balance under the surviving Fremont Plan. The terms and provisions of the Investors Plan shall, as of the Investors Merger Date, be extinguished and cease to have any force or effect.

                                                                EXHIBIT NO. 10.1

                                   APPENDIX D

                           CASUALTY INSURANCE COMPANY

      Certain assets of the Incentive Savings Plan of The Continental Corporation (the "Continental Plan") were transferred, in a trustee-to-trustee transfer, to the Fremont General Corporation and Affiliated Companies Investment Incentive Plan (the "Fremont Plan") on or about February 22, 1995 (the "Continental Transfer Date"). The assets transferred represented account balances for employees of Casualty Insurance Company ("CIC") and its subsidiary, Worker's Compensation Indemnity Company of California ("WCIC") ("Continental Participants"). The transfer of the Continental Plan assets to the Fremont Plan was effected in accordance with the following provisions:

      D.1 TRANSFER OF ACCOUNT BALANCES. The outstanding account balances under the Continental Plan were transferred to the Fremont Plan through a direct transfer from the trust fund for the Continental Plan to the Trust Fund for the Fremont Plan effected on the Continental Transfer Date.

      D.2 AMOUNT OF ACCOUNT BALANCE. The account balance credited to each individual under the Continental Plan immediately prior to the Continental Transfer Date was credited to the Account maintained for such individual under the Fremont Plan immediately after the Continental Transfer Date. Accordingly, the account balance maintained under the Fremont Plan for each Continental Participant was, immediately after the Continental Transfer Date, credited with a dollar amount equal to that individual's account balance under the Continental Plan immediately prior to the Continental Transfer Date.

      D.3 INVESTMENT OF ACCOUNT BALANCE. The account balances transferred from the Continental Plan to the Fremont Plan were invested in accordance with each Continental Participant's new investment directive. In the absence of such directives, the transferred account balances were invested in such Fund or Funds as the Administrator deemed appropriate, in its sole and absolute discretion.

      D.4 SERVICE CREDIT. Each Continental Participant, for eligibility and vesting purposes under the Fremont Plan, shall be credited with all service credited to such Participant for eligibility and vesting purposes under the Continental Plan immediately prior to the Continental Transfer Date; provided, however, in order to be entitled to past service credit, a Continental Participant must have been employed by CIC, WCIC or The Buckeye Union Insurance Company (former parent company of CIC, referred to as "Buckeye") as of the Continental Transfer Date.

      D.5 VESTING SCHEDULE: The following vesting schedule shall apply to each Continental Participant who was hired by CIC, WCIC or Buckeye prior to the Continental Transfer Date:

                                                                EXHIBIT NO. 10.1

                      Years of Service                         Vested Percentage
                      ----------------                         -----------------
                      Less than 1 year                                  0%
                      1 but less than 2 years                          20%
                      2 but less than 3 years                          40%
                      3 but less than 4 years                          60%
                      4 but less than 5 years                          80%
                      5 years or more                                 100%

      D.6 PROTECTED BENEFITS. The terms and provisions of the Fremont Plan shall govern the rights, benefits and entitlements of all Participants and any other individuals who have an interest in any outstanding account balance under the surviving Fremont Plan. The terms and provisions of the Continental Plan shall, as of the Continental Transfer Date, with respect to the assets transferred, be extinguished and cease to have any force or effect. However, any benefits accrued under the Continental Plan prior to the Continental Transfer Date shall, to the extent those benefits are protected benefits under Code Section 411(d)(6) (the "Protected Benefits"), be preserved under the Fremont Plan and shall not in any way be affected, reduced or eliminated as a result of the transfer. Except as outlined in Sections D.7, D.8 and D.9, no Protected Benefits exist for Participants who held account balances in the Continental Plan as of the Continental Transfer Date ("Continental Participants") which are not included in the Fremont Plan.

      D.7 NORMAL RETIREMENT AGE. A Continental Participant employed by CIC, WCIC or Buckeye prior to January 1, 1988 shall become one hundred percent (100%) vested in his or her Employer Matching Contributions Account on attainment of age sixty (60) (the "Continental Plan Normal Retirement Age").

      D.8 AFTER-TAX CONTRIBUTIONS. After-tax contribution accounts for Continental Participants transferred to the Fremont Plan shall be maintained and distributed in accordance with the provisions of the Fremont Plan and Section D.9.

      D.9 SPECIAL WITHDRAWALS. Once in any twelve (12) consecutive month period a Continental Participant may, by written request to the Administrator, withdraw funds from his or her Continental Plan after-tax account and the vested portion of his or her Continental Plan employer contribution account. The minimum withdrawal amount is One Thousand Dollars ($1,000); provided however, that a Continental Participant may request a withdrawal of less than the specified amount if the request is for either (a) the Continental Participant's entire after-tax account, or (b) the Continental Participants entire after tax account and the vested portion of the Continental Participant's employer contribution account. Such withdrawals must be made first, from the Continental Participant's after tax account, until exhausted, and then, from the vested portion of the Continental Participant's employer contribution account.

                                   APPENDIX E

                       INDUSTRIAL INDEMNITY HOLDINGS INC.

      On or about August 2, 1997 (the "Industrial Transfer Date"), Fremont General Corporation employed certain former employees of Industrial Indemnity Holdings, Inc. ("II") in connection with a corporate transaction. While II participated in The Industrial Plan for the benefit of its employees, there was no plan-to-plan transfer. Direct rollovers were permitted.

      E.1 SERVICE CREDIT. Each Participant in the Fremont Plan, for eligibility and vesting purposes under the Fremont Plan, shall be credited with all service credited to such Participant for eligibility and vesting purposes under the Industrial Plan immediately prior to the Industrial Transfer Date; provided, however, and except with respect to past service credit granted by the Company or the Administrator on other terms prior to January 1, 1998, in order to be entitled to past service credit, a Participant must have been employed by II as of the Industrial Transfer Date.

      E.2 PROTECTED BENEFITS. There are no Protected Benefits for Participants who held account balances in the Industrial Plan as of the Industrial Transfer Date.

                                   APPENDIX F

                                     UNICARE

      On or about September 1, 1998 (the "Wellpoint Transfer Date"), Fremont acquired certain employees of Unicare Specialty Services, Inc. in connection with a corporate transaction. While Unicare participated in the Salary Deferral Savings Program of Wellpoint Health Networks, Inc. and/or the Wellpoint Health Networks, Inc. Pension Accumulation Plan (the "Wellpoint Plans"), there was no plan-to-plan transfer. Direct rollovers were permitted.

      F.1 SERVICE CREDIT. Each Participant in the Fremont Plan, for eligibility and vesting purposes under the Fremont Plan, shall be credited with all service credited to such Participant for eligibility and vesting purposes under the Wellpoint Plans immediately prior to the Wellpoint Transfer Date; provided, however, in order to be entitled to past service credit, a Participant must have been employed by Unicare as of the Wellpoint Transfer Date.

      F.2 VESTING SCHEDULE. There are no Protected Benefits for Participants who held account balances in the Wellpoint Plans as of the Wellpoint Transfer Date.

                                    EXHIBIT A

                             ANNUAL ADDITION LIMITS

      Section 5.4 of the Plan shall be construed in accordance with this Exhibit
A. Unless the context clearly requires otherwise, words and phrases used in this Exhibit A shall have the same meanings that are assigned to them under the Plan.

      A.1 DEFINITIONS.

      As used in this Exhibit A, the following terms shall have the meanings specified below.

      "Annual Additions" shall mean the sum credited to a Participant's Accounts for any Plan Year of (i) Company contributions, (ii) voluntary contributions,
(iii) forfeitures, (iv) amounts credited after March 31, 1984 to an individual medical account, as defined in Section 415(l)(2) of the Code which is part of a defined benefit plan maintained by the Company, and (v) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account required with respect to a Key Employee (as defined in Section 14.2(c) of the Plan) under a welfare benefit plan (as defined in Section 419(e) of the Code) maintained by the Company.

      "Defined Contribution Plan" means a plan described in Section 414(i) and 414(k)(2) of the Code.

      A.2 ANNUAL ADDITION LIMITATIONS.

            (a) In the event that contributions that would otherwise be contributed or allocated to the Participant's Accounts under this Plan or other Defined Contribution Plans would cause the Annual Additions for the Limitation Year to exceed the limits of Section 5.4, then the amount contributed or allocated shall be reduced so that the Annual Additions for the Limitation Year equal the limit in Section 5.4. In the event the limitations of Section 5.4 of the Plan are exceeded and the conditions specified in Treasury Regulations
Section 1.415-6(b)(6) are met, then the Annual Additions to the accounts of a Participant that exceed the limitations of Section 5.4 shall be reduced in the following priority:

                  (i) First, any Salary Deferral Contributions (including, if applicable, the gains thereon) made on the Participant's behalf which were not the subject of any Employer Matching Contributions shall be distributed to the Participant as a current cash payment, subject to applicable Federal and state withholding taxes;

                  (ii) Then, any Salary Deferral Contributions (including, if applicable, the gains thereon) made on the Participant's behalf which were entitled to Employer Matching Contributions shall be distributed to the Participant as a current cash payment, subject to applicable Federal and state withholding taxes, and no Employer Matching Contributions shall be made with respect to the distributed Salary Deferral Contributions. Accordingly, the Participant's Employer Matching Contributions for such Plan Year are to be reduced as follows:


Exhibit A-1

                        (A) To the extent the Employer Matching Contributions have not already been made to the Plan on the Participant's behalf, the reduction shall be effected by making an appropriate reduction in the aggregate amount of Employer Matching Contributions required for such Plan Year to take into account the distributed Salary Deferral Contributions no longer eligible for Employer Matching Contributions; or

                        (B) To the extent the Employer Matching Contributions have already been allocated to the Participant's Employer Matching Contributions Account for the Plan Year coincident with such Limitation Year, then such Employer Matching Contributions (to the extent attributable to the distributed Salary Deferral Contributions) shall, together with the earnings thereon (if applicable), be withdrawn from the Participant's Employer Matching Contributions Account and reapplied to the satisfaction of any Employer Matching Contributions still to be made on behalf of other Participants eligible for Employer Matching Contributions for such Plan Year. Any Employer Matching Contributions withdrawn from the Participant's Employer Matching Contributions Account and not so reapplied shall be held unallocated in a suspense account and shall be used to reduce future Contributions for each succeeding Plan Year until the suspense account is reduced to zero (0). No profits or losses attributable to the assets of the Trust shall be allocated to the suspense account, nor shall any Contributions to the Plan (other than Salary Deferral Contributions) be made by the Employer while there is an outstanding balance in such suspense account. Upon the termination of the Plan, any outstanding balance in the suspense account shall revert to the Employer or, if applicable, the Participating Employer who made such Employer Matching Contributions to the Trust;

            (b) If any Company or any Affiliated Company contributes amounts, on behalf of Participants covered by the Plan, to other Defined Contribution Plans, the limitation on Annual Additions shall be applied to Annual Additions in the aggregate to the Plan and such other plans. Reduction of Annual Additions, where required, shall be accomplished by first reducing the Participant's allocable share of contributions and forfeitures under the other Defined Contribution Plan in accordance with the applicable provisions of such other plan and then, if necessary, taking the actions in subsection (a) above.

            (c) The compensation limitation of Section 5.4 of the Plan shall not apply to any contribution for medical benefits (within the meaning of Section 419A(f)(2)) after separation from service which is treated as an Annual Addition.


Exhibit A-2

                              AMENDMENT NUMBER ONE

                                     TO THE

                           FREMONT GENERAL CORPORATION

                            INVESTMENT INCENTIVE PLAN

                               (2000 RESTATEMENT)

      Effective as of January 1, 2000, the Fremont General Corporation Investment Incentive Plan (the "Plan") is amended to provide that:

      FIRST: Section 2.20 is amended in its entirety to provide as follows:

                  "2.20 SECTION 415 COMPENSATION

                  (a) `Section 415 Compensation' means all of an Employee's W-2 wages as defined in Code Section 3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).
            Section 415 Compensation includes any elective deferrals (as defined in Code Section 402(g)(3)), and any amount contributed or deferred by the Employer at the election of the Employee and not includable in the gross income of the Employee by reason of Code Section 125, 457, or, effective January 1, 2001, 132(f)(4). Section 415 Compensation does not include any deferrals under a nonqualified deferred compensation plan or supplemental executive retirement plan.

                  (b) For purposes of this Section, Compensation for a
            limitation year is the Compensation defined in subsection (a) actually paid or made available to the Employee during the limitation year.

                  (c) This definition of Section 415 Compensation shall be
            applicable effective as of January 1, 1998."

      SECOND: The following new sentence is added at the end of Section 6.7(b)(iv):

                  "'Eligible Rollover Distributions' shall not include hardship withdrawals made after December 31, 1998."

      THIRD: The first sentence of Section 2.15(c) is amended in its entirety to read as follows:

                  "Effective January 1, 1997, a `Leased Employee' shall mean any person who, pursuant to an agreement between the Employer and any other person (`Leasing Organization'), has performed services for the Employer (or for the Employer and related persons determined in accordance with Code Section 414(n)(6)) (`Recipient Employer') on a substantially full-time basis for a period of at least one (1) year and such services are performed under the primary direction or control by the Recipient Employer."

      FOURTH: The following subsection (d) is added to Section 2.20:

                  "(d) This definition of `Highly Compensated Employee' shall be effective for Plan Years beginning on or after January 1, 1997, except that for purposes of determining if an Employee was a Highly Compensated Employee in 1997, this definition will be treated as having been in effect in 1996."

      FIFTH: The effective date for Sections 5.5(a) and 5.7(a) (each regarding prior Plan Year testing) and Section 5.5(b)(iii) is January 1, 1997.

      SIXTH: Section 5.8(c) is amended in its entirety to provide as follows:

                  "(c) Determination of Amount of Excess Matching Contributions.
            Effective January 1, 1997, the amount of Excess Matching Contributions for Highly Compensated Employees for a Plan year shall be determined by the following method, to enable the Plan to satisfy the ACP test:

                        (i) The allocations of Employer Matching Contributions
            of the Highly Compensated Employee with highest dollar amount of Employer Matching Contributions shall be reduced, as necessary, until such Employee's Employer Matching Contributions equal those of the Highly Compensated Employee(s) with the second highest dollar amount of Employer Matching Contributions.

                        (ii) Following the application of paragraph (i), if it
            is still necessary to reduce Highly Compensated Employees' allocations of Employee Matching Contributions, then the Employer Matching Contributions of Highly Compensated Employees with the highest and second highest dollar amount of Employer Matching Contributions shall be reduced, as necessary, until each affected Employee's Employer Matching Contribution equals that (those) of the Highly Compensated Employee(s) with the third highest dollar amount of Employer Matching Contributions.

                        (iii) Following the application of (ii), if it is still
            necessary to reduce Highly Compensated Employees' allocations of Employer Matching Contributions, then the procedure, the beginning of which is described in paragraphs (i) and (ii), shall continue until no further reductions are necessary.

                        (iv) Amounts determined pursuant to paragraphs (i)
            through (iii) shall be combined. The resulting sum shall be the Excess Matching Contributions, and the portion of the total to be allocated to each affected Highly
      Compensated Employee shall be determined pursuant to paragraph (d) below."

                                        Fremont General Corporation


Dated: January __, 2002                 By:_____________________________________

                                        Raymond G. Meyers

                                        Senior Vice President

                              AMENDMENT NUMBER TWO

                                     TO THE

                           FREMONT GENERAL CORPORATION

                            INVESTMENT INCENTIVE PLAN

                               (2000 RESTATEMENT)

      Effective as of January 1, 2002, the Fremont General Corporation Investment Incentive Plan (the "Plan") is amended to provide that:

      FIRST: Section 6.6(g) is amended in its entirety to provide as follows:

                  "(g) Notwithstanding any provision of the Plan to the
            contrary, no distribution to a Participant shall be permitted in connection with a termination of employment if Section 401(k) of the Code prohibits a distribution of Salary Deferral Contributions or if
            Section 401(k) of the Code (as in effect prior to 2002) would have prohibited distribution. See also Section 8.3. In addition, no distribution shall be made to a Participant in connection with a termination of employment due to some type of corporate transaction if the Participant's Accounts are transferred to a tax-qualified plan of the acquiring entity."

      SECOND: The following new Section 8.3(c) is added:

                  "(c) Notwithstanding anything herein to the contrary,
            Employees transferred to Cambridge Integrated Service Group, Inc. pursuant to an outsourcing transaction in 2000 or 2001 shall be eligible to take a distribution pursuant to Section 6.6 effective January 1, 2002. Unless and until an individual described in the preceding sentence takes a distribution, he shall continue to vest in his Accounts under the Plan as long as he continues to work for Cambridge Integrated Service Group, Inc. If he is not fully vested and elects to take a distribution, he shall be subject to the terms of Section 6.2."

                                        Fremont General Corporation


Dated: December __, 2001                By:_____________________________________

                                        Raymond G. Meyers

                                        Senior Vice President

                             AMENDMENT NUMBER THREE

                                     TO THE

                           FREMONT GENERAL CORPORATION

                            INVESTMENT INCENTIVE PLAN

                               (2000 RESTATEMENT)

      Effective beginning with the Plan Year 2002, the Fremont General Corporation Investment Incentive Plan (the "Plan") is amended to add the following new Section 4.1(c):

                  "(c) Notwithstanding the foregoing, Participants who are
            eligible to make Salary Deferral Contributions under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of making such catch-up contributions."

                                        Fremont General Corporation


Dated: December __, 2001                By:_____________________________________

                                        Raymond G. Meyers

                                        Senior Vice President

                              AMENDMENT NUMBER FOUR

                                     TO THE

 FREMONT GENERAL CORPORATION AND AFFILIATED COMPANIES INVESTMENT INCENTIVE PLAN

                               (2000 RESTATEMENT)

      WHEREAS, Fremont General Corporation (the "Company") maintains the Fremont General Corporation and Affiliated Companies Investment Incentive Plan (as amended and restated effective as of January 1, 2000 and as subsequently amended) (the "Plan"); and

      WHEREAS, the Company has the right to amend the Plan;

      WHEREAS, the Company desires to amend the Plan to reflect certain changes in the law made by the passage of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") and to adopt provisions reflecting final regulations governing minimum required distributions;

      WHEREAS, the Company desires to amend the Plan to qualify for the safe harbor nondiscrimination provisions of Internal Revenue Code Sections 401(k)(12) and 401(m)(11);

      NOW, THEREFORE, the Plan is amended, effective as January 1, 2002, except as otherwise provided:

FIRST: Section 2.10(b) is amended in its entirety to provide as follows:

      "(b) The annual Compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed

      $200,000, as adjusted for cost-of-living increases in accordance with
      Section 401(a)(17)(B) of the Code. Annual Compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the Determination Period). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the Determination Period that begins with or within such calendar year."

      SECOND: Section 4.1(a) is amended in its entirety as follows:

            "(a) Subject to the limitations of Section 5.4 and 5.5, each Participant who is an Eligible Employee may elect, in accordance with the procedures established from time to time by the Administrator, to have a portion of his or her Compensation from each payroll period contributed to his or her Salary Deferral Contributions Account. The Participant's election shall specify the amount of his or her Compensation to be contributed (expressed as a whole percentage), which amount shall not be more than fifteen percent (15%) of the Participant's Compensation for the Plan Year; provided, however, in no event shall the dollar amount contributed on behalf of such Participant under this Plan, or any other qualified plan maintained by the Employer during any taxable year, be in excess of the dollar limitation contained in Code Section 402(g) in effect for such taxable year, except to the extent permitted under Section 4.1(c) of the Plan and Code Section 414(v), if applicable."

THIRD: Effective January 1, 2003, Section 4.2 is amended in its entirety as follows:

      "4.2 Employer Matching Contributions

            (a) Each Participating Employer shall make Employer Matching Contributions to the Trust Fund either in Company Stock or in cash for the Matching Contributions Account of each Participant who has made a salary deferral election. The Employer Matching Contribution for each Participant shall be in the amount of one dollar for every dollar the Participant elects as a Salary Deferral Contribution up to the first 6% of Compensation deferred by the Participant.

            (b) Employer Matching Contributions which would otherwise be made on behalf of a Participant may be reduced to the extent necessary to comply with the limitations of Sections 4.4, 5.4, 5.5 and 5.7. Any amount that cannot be contributed to the Trust because of these limitations shall be returned by the Employer, and the Employer shall have no obligation to contribute such amount to the Trust."

FOURTH: Section 4.6(a) is amended in its entirety to provide as follows:

      "(a) The Trustee may, with the consent of the Administrator, in its sole and absolute discretion, accept a Rollover Contribution of assets previously held under the following plans: (1) a qualified plan described in Code Section 401(a) or 403(a), excluding after-tax employee contributions; (2) an annuity contract described in Code Section 403(b), excluding after-tax employee contributions; or (3) an eligible plan under Code

      Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state. Additionally, the Trustee may, with the consent of the Administrator, in its sole and absolute discretion, accept a Rollover Contribution of the portion of a distribution from an individual retirement account or annuity described in Code Section 408(a) or 408(b) that is eligible to be rolled over and would otherwise be includible in gross income. The assets may be (i) received from the Employee in the form of an indirect rollover in accordance with Code Section 402(c) or 408(d)(3); or (ii) transferred in the form of a Direct Rollover (as defined in Section 6.7) from another plan. Such amounts shall be held in a Rollover Account."

      FIFTH: Section 5.4 is amended in its entirety as follows:

            "5.4 Section 415 Limitations.

            Notwithstanding anything else contained herein, except to the extent permitted under Section 4.1(c) of the Plan and Section 414(v) of the Code, if applicable, the Annual Additions that may be contributed or allocated to a Participant's Account under the Plan for any limitation year shall not exceed the lesser of: (1) $40,000, as adjusted for increases in the cost-of-living under Code Section 415(d); or (2) 100% of the Participant's Compensation, within the meaning of Code Section 415(c)(3), for the limitation year. The compensation limit referred to in this Section 5.4 shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code Section 401(h) or Section 419A(f)(2)) which is otherwise treated as an Annual Addition."

SIXTH: Effective January 1, 2003, the following new Section 5.5(e) is added:

      "(e) The provisions of this Section 5.5 shall not apply to Plan Years beginning on or after January 1, 2003; the Plan is intended to comply with the safe harbor provisions of Code Section 401(k)(12) on and after such dates."

      SEVENTH: The following new Section 5.7(b)(viii) is added as follows:

            "(viii) This Section 5.7(b) shall not apply for Plan Years beginning after December 31, 2001."

EIGHTH: Effective January 1, 2003, the following new Section 5.7(d) is added:

      "(d) The provisions of this Section 5.7 shall not apply to Plan Years beginning on or after January 1, 2003; the Plan is intended to comply with the safe harbor provisions of Code Section 401(m)(11) on and after such dates."

NINTH: Effective January 1, 2003, the following new Section 6.1(a)(iv) is added:

      "(iv) Notwithstanding the foregoing, if a Participant is an Employee at any time on or after January 1, 2003, the Participant's interest in his or her Matching Contributions Account shall be 100% vested."

      TENTH: The following new Section 6.7(b)(iii)(C) is added as follows:

            "(C) Effective January 1, 2002, an Eligible Retirement Plan shall also mean an annuity contract described in Code Section 403(b) and an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Code Section 414(p)."

ELEVENTH: Effective January 1, 2003, Section 6.9(a)(ii) is amended in its entirety to provide as follows:

      "(ii) All distributions required under this Section 6.9 shall be determined and made in accordance with the Treasury Regulations under Code
      Section 401(a)(9). Notwithstanding any other provision of this Section 6.9, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to
      Section 242(b) of TEFRA."

TWELFTH: Effective January 1, 2003, Section 6.9(a)(iii) is amended in its entirety to provide as follows:

      "(iii) If the Participant dies before distribution is made, the Participant's entire interest will be distributed no later than as follows:

            (A) If the Participant's surviving spouse is the Participant's sole designated Beneficiary, then, except as provided elsewhere in this Section 6.9, distributions to the surviving spouse will be made by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

            (B) If there is no designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

            (C) If the Participant's surviving spouse is the Participant's sole designated Beneficiary and the surviving spouse dies after the Participant but before distribution to the surviving spouse, this Section 6.9(a)(iii), other than Section 6.9(a)(iii)(A), will apply as if the surviving spouse were the Participant.

            For purposes of this Section 6.9(a)(iii), unless Section 6.9(a)(iii)(C) applies, distributions are considered to be made on the Participant's Required Beginning Date. If Section 6.9(a)(iii)(C) applies, distributions are considered to be made on the date distributions are required to be made to the surviving spouse under Section 6.9(a)(iii)(A). The individual who is designated as the Beneficiary under Section 2.5 of the Plan is the designated beneficiary under Code Section 401(a)(9) and
      Section 1.401(a)(9)-4, Q&A-1, of the Treasury Regulations."

THIRTEENTH: Effective January 1, 2003, 6.9(d)(ii) is amended in its entirety as follows:

      "(ii) Required Beginning Date. The Required Beginning Date means April 1 of the calendar year following the later of (a) the calendar year in which the Participant attains age seventy and a half (70 1/2), or (b) the calendar year in which the Employee's Severance Date occurs. In the case of a Participant who is a five percent (5%) owner (as defined in Section 416 of the Code) with respect to the Plan ending in the calendar year in which the Participant turns 70 1/2, the Required Beginning Date shall be April 1 of the calendar year following the calendar year in which the Participant turns 70 1/2."

FOURTEENTH: Effective January 1, 2003, the following new Section 6.9(e) is added:

      "(e) All distributions required under this Section 6.9 will be determined and made in accordance with the Treasury regulations under Code Section 401(a)(9). The requirements of this Section 6.9 will take precedence over any inconsistent provisions of the Plan provided that this Section 6.9 shall not be considered to allow a Participant or Beneficiary to delay a distribution or elect an optional form of benefit not otherwise provided in the Plan."

FIFTEENTH: Section 14.2(c) is amended in its entirety to provide as follows:

      "(c) Key employee. `Key Employee' means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual Compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual Compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Code Section 415(c)(3). The determination of who is a key employee will be made in accordance with Code Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder."

SIXTEENTH: The following new Section 14.2(h)(iv) is added as follows:

      "(iv) Notwithstanding the foregoing, effective January 1, 2002, this
      Section 14.2(h)(iv) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the determination date.

                  (1) Distributions during year ending on the determination
            date. The present values of accrued benefits and the amounts of account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Code
            Section 416(g)(2) during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code
            Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting `5-year period' for `1-year period.'

                  (2) Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the Employer during the 1-year period ending on the determination date shall not be taken into account."

SEVENTEENTH: The following is added at the end of Section 14.3(a):

      "Notwithstanding the foregoing, Employer Matching Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code Section 416(c)(2) and the Plan. The preceding sentence shall apply with respect to Employer Matching Contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code."

EIGHTEENTH: The following new Section 14.5 is added:

            "14.5 Safe Harbor Status. Notwithstanding the foregoing, the top-heavy requirements of Section 416 of the Code and this Article XIV shall not apply in any year beginning after December 31, 2002, in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met."

      IN WITNESS WHEREOF, this Amendment Number Four is hereby adopted this ____ day of _________________, 2002.


                                        ________________________________________

                                        By______________________________________

                              AMENDMENT NUMBER FIVE

                                     TO THE

              FREMONT GENERAL CORPORATION AND AFFILIATED COMPANIES
                            INVESTMENT INCENTIVE PLAN

                               (2000 RESTATEMENT)


     WHEREAS, Fremont General Corporation (the "Company") maintains the Fremont General Corporation and Affiliated Companies Investment Incentive Plan (as amended and restated effective as of January 1, 2000 and as subsequently amended) (the "Plan"); and

     WHEREAS, the Company has the right to amend the Plan;

     WHEREAS, the Company desires to amend the Plan to clarify the provisions regarding minor children as beneficiaries under the Plan;

     NOW, THEREFORE, the Plan is amended as follows:

     The last sentence of the last paragraph of Section 2.5 is deleted in its entirety.

IN WITNESS WHEREOF, this Amendment Number Five is hereby adopted this 1st day of August, 2003.


                                       ------------------------
                                       By: Raymond G. Meyers
                                          Senior Vice President

                              AMENDMENT NUMBER SIX

                                     TO THE

              FREMONT GENERAL CORPORATION AND AFFILIATED COMPANIES
                           INVESTMENT INCENTIVE PLAN

                               (2000 RESTATEMENT)


     WHEREAS, Fremont General Corporation (the "Company") maintains the Fremont General Corporation and Affiliated Companies Investment Incentive Plan (as amended and restated effective as of January 1, 2000 and as subsequently amended) (the "Plan"); and

     WHEREAS, the Company has the right to amend the Plan;

     WHEREAS, the Company desires to amend the Plan to reflect the Working Families Tax Relief Act of 2004;

     NOW, THEREFORE, effective January 1, 2005, the Plan is amended as follows:

     Section 6.12(b)(iii) is amended in its entirety to read as follows: "(iii) payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, his or her Spouse, children or dependents (as defined in Code Section 152); or"


IN WITNESS WHEREOF, this Amendment Number Six is hereby adopted effective as of January 1, 2005.

                                        -------------------------
                                        By: Raymond G. Meyers
                                            Senior Vice President

                             AMENDMENT NUMBER SEVEN

                                     TO THE

              FREMONT GENERAL CORPORATION AND AFFILIATED COMPANIES
                            INVESTMENT INCENTIVE PLAN

                               (2000 RESTATEMENT)


     WHEREAS, Fremont General Corporation (the "Company") maintains the Fremont General Corporation and Affiliated Companies Investment Incentive Plan (as amended and restated effective as of January 1, 2000 and as subsequently amended) (the "Plan"); and

     WHEREAS, the Company has the right to amend the Plan;

     WHEREAS, the Company desires to amend the Plan to provide for automatic rollover provisions under Section 401(a)(31)(B) of the Internal Revenue Code;

     NOW, THEREFORE, effective March 28, 2005, the Plan is amended as follows:

     FIRST: Section 6.6(b) is amended in its entirety to provide as follows:


          "(b) Effective for distributions made on or after March 22, 1999, if the Participant's vested Account balance is equal to or less than Five Thousand Dollars ($5,000) at the time of the distribution, then the Participant shall receive a mandatory distribution of the entire vested portion of such Account balance and the nonvested portion shall be treated as a forfeiture. In the event of a mandatory distribution greater than $1,000, in accordance with the provisions of this Section, if the Participant does not elect to have such distribution paid directly to an eligible retirement plan specified by the participant in a direct rollover or to receive the distribution directly, then the Plan Administrator will pay the distribution in a direct rollover to an individual retirement plan designated by the Plan Administrator. In the event the mandatory distribution is equal to or less than $1,000, in accordance with the provisions of this Section, if the Participant does not elect to have such distribution paid directly to an eligible retirement plan specified by the participant in a direct rollover, then the Plan will make such distribution to the Participant directly. Notwithstanding anything herein to the contrary, if a distribution notice sent to a terminated Participant is returned twice to the Plan Administrator or the Trustee as undeliverable, the foregoing distribution procedures shall not apply and the Participant's Account shall remain in the

          Plan until requested by the Participant or until otherwise determined by the Plan Administrator."


     SECOND: Section 6.6(c) is amended in its entirety to provide as follows:

          (c) Effective for distributions made on or after March 22, 1999, if the Participant's vested Account balance exceeds Five Thousand Dollars ($5,000) at the time of distribution, then the Participant must consent prior to the distribution being made.

               (i) Such consent shall be in writing (or pursuant to electronic media as set forth in Section 9.7) and must be made within the ninety
          (90)-day period ending on the distribution. If the Participant does not consent to the distribution, the Participant's vested Account balance shall be held in the Trust Fund until the earlier of the date the Participant later consents, the Required Beginning Date or the death of the Participant (if there is a non-spousal Beneficiary).

               (ii) If a Participant's consent to a distribution is required hereunder, then at least thirty (30) days and not more than ninety
          (90) days prior to the distribution, the Administrator shall provide the Participant with a notice of the right to elect immediate distribution or the right to defer distribution until the Participant's Normal Retirement Date. However, if a distribution is one for which Code Section 401(a)(11) and 417 do not apply, such distribution may commence less than thirty (30) days after the notice required under Regulation Section 1.411(a)-11(c) is given, provided that: (1) the Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (31) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and (2) the Participant, after receiving the notice, affirmatively elects a distribution and waives the thirty (30)-day period by written notice.


     THIRD: The following new Section 6.6(h) is added:

          (h) (i) If (1) a Participant dies before distribution under this Plan;
          (2) the Participant's Spouse is the Beneficiary; and (3) the Participant's vested Account balance does not exceed Five Thousand Dollars ($5,000) at the time of the distribution, then the Participant's Spouse shall receive a lump sum distribution of the entire vested portion of such Account balance and the nonvested portion shall be treated as a forfeiture.

          (ii) If (1) a Participant dies before distribution under this Plan;
     (2) the Participant's Spouse is the Beneficiary; and (3) the Participant's vested Account balance exceeds Five Thousand Dollars ($5,000) at the time of distribution, then, except as otherwise provided in Section 6.9, the Participant's Spouse must consent prior to the distribution being made. Such distribution shall be a lump sum distribution of the entire vested portion of the Participant's Account balance and the nonvested portion shall be treated as a forfeiture. Any consent provided under this section shall be made in accordance with Section 6.6(c).

          (iii) If (1) a Participant dies before distribution under this Plan and (2) the Participant's Beneficiary is someone other than the Participant's Spouse, then no consent is required and such non-Spousal Beneficiary shall receive a lump sum distribution of the entire vested portion of the Participant's Account balance and the nonvested portion shall be treated as a forfeiture.


     FOURTH: The following sentence is added to the end of Section 6.8:

          "Notwithstanding the foregoing, for mandatory distributions described in Section 6.6(b), the entire distribution shall be in the form of cash unless prior to the distribution the Participant makes a timely election to receive the portion of the Account held in Company Stock in kind."

     IN WITNESS WHEREOF, this Amendment Number Seven is hereby adopted effective as of the date set forth above.


                                       By_________________________
                                       Name:   Raymond G. Meyers
                                       Title:  Senior Vice President

                             AMENDMENT NUMBER EIGHT

                                     TO THE

              FREMONT GENERAL CORPORATION AND AFFILIATED COMPANIES
                            INVESTMENT INCENTIVE PLAN

                               (2000 RESTATEMENT)


     WHEREAS, Fremont General Corporation (the "Company") maintains the Fremont General Corporation and Affiliated Companies Investment Incentive Plan (as amended and restated effective as of January 1, 2000 and as subsequently amended) (the "Plan"); and

     WHEREAS, the Company has the right to amend the Plan;

     WHEREAS, the Company desires to amend the Plan to update the provisions concerning hardship distributions due to recent changes in applicable regulations under Section 401(k) of the Internal Revenue Code;

     NOW, THEREFORE, effective January 1, 2006, the Plan is amended as follows:
Section 6.12(b) is amended in its entirety to provide as follows:

          "(b) An immediate and heavy financial need shall be deemed to include any one or more of the following:

               (i) expenses for (or necessary to obtain) medical care that would be deductible under Code Section 213(d) (determined without regard to whether the expenses exceed 7.5% of adjusted gross income);

               (ii) costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);

               (iii) payment of tuition, related educational fees, and room and board expenses, for up to the next twelve (12) months of post-secondary education for the Participant, or the Participant's Spouse, children, or dependents (as defined in Code Section 152, and, for taxable years beginning on or after January 1, 2005, without regard to Code Sections 152(b)(1), (b)(2), and (d)(1)(B));

               (iv) payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage on that residence;

               (v) payments for burial or funeral expenses for the Participant's deceased parent, Spouse, children, or dependents (as defined in Code
          Section 152, and, for taxable years beginning on or after January 1, 2005, without regard to Code Section 152(d)(1)(B)); or

               (vi) expenses for the repair of damage to the Participant's principal residence that would qualify for the casualty deduction under Code Section 165 (determined without regard to whether the loss exceeds 10% of adjusted gross income).

          In no event may the hardship distribution exceed the amount necessary to satisfy the financial obligations resulting from the hardship, plus any Federal, state, or local income taxes and penalties reasonably anticipated to result from such hardship distribution."

     IN WITNESS WHEREOF, this Amendment Number Eight is hereby adopted effective as of the date set forth above.


                                       By: _________________________
                                       Name:  Raymond G. Meyers
                                       Title: Senior Vice President
                                       Dated: March 21, 2006


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